     As filed with the Securities and Exchange Commission on April 29, 1997


                                                      1933 Act File No. 2-36431
                                                      1940 Act File No. 811-2032

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 37
                                       AND
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 27


                          MFS GROWTH OPPORTUNITIES FUND
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 617-954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company,
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)


         |_| immediately upon filing pursuant to paragraph (b) |X| on April 30, 1997 pursuant to paragraph (b)
         |_| 60 days after filing pursuant to paragraph (a)(i) |_| on [date] pursuant to paragraph (a)(i)
         |_| 75 days after filing pursuant to paragraph (a)(ii) |_| on [date] pursuant to paragraph (a)(ii) of rule 485.


         If appropriate, check the following box:
         |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Pursuant to Rule 24f-2, the Registrant has registered an indefinite number of its Shares of Beneficial Interest (without par value), under the Securities Act of 1933. The Registrant filed a Rule 24f-2 Notice with respect to its fiscal year ended December 31, 1996 on February 26, 1997.

                          MFS GROWTH OPPORTUNITIES FUND

                              CROSS REFERENCE SHEET

(Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)

                                                                                  STATEMENT OF
   ITEM NUMBER                                                                     ADDITIONAL
FORM N-1A, PART A                   PROSPECTUS CAPTION                        INFORMATION CAPTION
-----------------                   ------------------                        -------------------

       1   (a), (b)                 Front Cover Page                                 *

       2   (a)                      Expense Summary                                  *

           (b), (c)                                  *                               *

       3   (a)                      Condensed Financial Information                  *

           (b)                                       *                               *

           (c)                      Information Concerning Shares of                 *
                                     the Fund - Performance Information

           (d)                      Condensed Financial Information                  *

       4   (a)                      The Fund; Investment Objective                   *
                                     and Policies

           (b), (c)                 Investment Objective and Policies                *

       5   (a)                      The Fund; Management of the Fund -               *
                                     Investment Adviser

           (b)                      Front Cover Page; Management of                  *
                                     the Fund - Investment Adviser; Back
                                     Cover Page

           (c)                      Management of the Fund -                         *
                                     Investment Adviser


           (d)                      Management of the Fund -                         *
                                     Administrator


           (e)                      Management of the Fund -                         *
                                     Shareholder Servicing Agent;
                                     Back Cover Page                                 *

           (f)                      Expense Summary; Condensed                       *
                                     Financial Information

           (g)                      Information Concerning Shares of                 *
                                     the Fund - Purchases


           (h)                                       *                               *


      5A   (a), (b), (c)                             **                              **

       6   (a)                      Information Concerning Shares of                 *
                                     the Fund - Description of Shares,
                                     Voting Rights and Liabilities;
                                     Information Concerning Shares of
                                     the Fund - Redemptions and
                                     Repurchases; Information Concerning
                                     Shares of the Fund - Purchases;
                                     Information Concerning Shares of
                                     the Fund - Exchanges

           (b), (c), (d)                             *                               *

           (e)                      Shareholder Services                             *

           (f)                      Information Concerning Shares of                 *
                                     the Fund - Distributions; Shareholder
                                     Services - Distribution Options

           (g)                      Information Concerning Shares of                 *
                                     the Fund - Tax Status; Information
                                     Concerning Shares of the Fund -
                                     Distributors

           (h)                                       *                               *

       7   (a)                      Front Cover Page; Management of                  *
                                     the Fund - Distributor; Back Cover
                                     Page

           (b)                      Information Concerning Shares of                 *
                                     the Fund - Purchases; Net Asset Value

           (c)                      Information Concerning Shares of                 *
                                     the Fund - Purchases; Information
                                     Concerning Shares of the Fund -
                                     Exchanges; Shareholder Services

           (d)                      Front Cover Page; Information                    *
                                     Concerning Shares of the Fund -
                                     Purchases

           (e)                      Information Concerning Shares of                 *
                                     the Fund - Distribution Plan;
                                     Expense Summary

           (f)                      Information Concerning Shares of                 *
                                     the Fund - Distribution Plan


           (g)                      Expense Summary; Information                     *
                                     Concerning Shares of the Fund -
                                     Purchases; Information Concerning
                                     Shares of the Fund - Exchanges;
                                     Information Concerning Shares of
                                     the Fund - Redemptions and
                                     Repurchases; Information Concerning
                                     Shares of the Fund - Distribution Plan;
                                     Information Concerning Shares of the
                                     Fund - Distributions; Information
                                     Concerning Shares of the Fund -
                                     Performance Information; Shareholder
                                     Services


       8   (a)                      Information Concerning Shares of                 *
                                     the Fund - Purchases; Information
                                     Concerning Shares of the Fund -
                                     Redemptions and Repurchases

           (b), (c), (d)            Information Concerning Shares of                 *
                                     the Fund - Redemptions and
                                     Repurchases

       9                                             *                               *

                                                                                   STATEMENT OF
    ITEM NUMBER                                                                      ADDITIONAL
FORM N-1A, PART B                        PROSPECTUS CAPTION                   INFORMATION CAPTION
-----------------                        ------------------                   -------------------

      10   (a), (b)                                  *                             Front Cover Page

      11                                             *                             Front Cover Page

      12                                             *                             Definitions

      13   (a), (b), (c)                             *                             Investment Objective,
                                                                                     Policies and Restrictions

           (d)                                       *                                  *

      14   (a), (b)                                  *                             Management of the Fund -
                                                                                     Trustees and Officers


           (c)                                       *                             Management of the Fund -
                                                                                     Trustees and Officers;
                                                                                     Trustee Compensation Table


      15   (a)                                       *                                  *

           (b), (c)                                  *                             Management of the Fund -
                                                                                     Trustees and Officers

      16   (a)                      Management of the Fund -                       Management of the Fund -
                                     Investment Adviser                              Investment Adviser;
                                                                                     Management of the Fund -
                                                                                     Trustees and Officers

           (b)                      Management of the Fund -                       Management of the Fund -
                                     Investment Adviser                              Investment Adviser

           (c)                                       *                                  *


           (d)                                       *                             Management of the Fund -
                                                                                     Investment Adviser;
                                                                                     Administrator


           (e)                                       *                             Portfolio Transactions and
                                                                                     Brokerage Commissions

           (f)                      Information Concerning Shares of               Distribution Plan
                                     the Fund - Distribution Plan

           (g)                                       *                                  *

           (h)                                       *                             Management of the Fund -
                                                                                     Custodian; Independent
                                                                                     Auditors and Financial
                                                                                     Statements; Back Cover
                                                                                     Page

           (i)                                       *                             Management of the Fund -
                                                                                     Shareholder Servicing
                                                                                     Agent

      17   (a), (b), (c),                            *                             Portfolio Transactions and
           (d), (e)                                                                  Brokerage Commissions

      18   (a)                      Information Concerning Shares of               Description of Shares,
                                     the Fund - Description of Shares,               Voting Rights and
                                     Voting Rights and Liabilities                   Liabilities

           (b)                                       *                                  *

      19   (a)                      Information Concerning Shares of               Shareholder Services
                                     the Fund - Purchases; Shareholder
                                     Services

           (b)                      Information Concerning Shares of               Management of the Fund -
                                     the Fund - Net Asset Value;                     Distributor; Determination
                                     Information Concerning Shares                   of Net Asset Value and
                                     of the Fund - Purchases                         Performance - Net Asset
                                                                                     Value

           (c)                                       *                                  *

      20                                             *                             Tax Status

      21   (a), (b)                                  *                             Management of the Fund -
                                                                                     Distributor; Distribution
                                                                                     Plan

           (c)                                       *                                  *

      22   (a)                                       *                                  *


           (b)                                       *                             Determination of Net Asset
                                                                                     Value and Performance;
                                                                                     Performance Information


      23                                             *                             Independent Auditors and
                                                                                     Financial Statements

-----------------------------
*   Not Applicable
**  Contained in Annual Report

                          MFS GROWTH OPPORTUNITIES FUND

Supplement to the May 1, 1997 Prospectus and Statement of Additional Information

     The following information should be read in conjunction with the Fund's Prospectus and Statement of Additional Information ("SAI"), dated May 1, 1997, and contains a description of Class I shares.

     Class I shares are available for purchase only by certain investors as described under the caption "Eligible Purchasers" below.

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:                                     CLASS I
                                                                      -------
   Maximum Initial Sales Charge Imposed on Purchases of Fund
     Shares (as a percentage of offering price).................       None
   Maximum Contingent Deferred Sales Charge (as a percentage
     of original purchase price or redemption proceeds, as
     applicable) ...............................................       None

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF
  AVERAGE NET ASSETS):
   Management Fees..............................................       0.42%
   Rule 12b-1 Fees..............................................       None
   Other Expenses(1)(2).........................................       0.255%
                                                                       -----
   Total Operating Expenses.....................................       0.675%

----------------

(1) "Other Expenses" is based on Class A expenses incurred during the fiscal year ended December 31, 1996.

(2) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                               EXAMPLE OF EXPENSES

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:

        PERIOD                                               CLASS I
        ------                                               -------
        1 year........................................          $ 7
        3 years.......................................           22

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates; and

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD.

In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND

     Three classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares and Class B shares are described in the Fund's Prospectus and are available for purchase by the general public.

     Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a contingent deferred sales charge (a "CDSC") upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

     Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares and Class B shares because expenses attributable to Class A shares and Class B shares shares generally will be higher.

                   THE DATE OF THIS SUPPLEMENT IS MAY 1, 1997.

                                          PROSPECTUS
MFS(R) GROWTH                             May 1, 1997
OPPORTUNITIES FUND                        Class A Shares of Beneficial
(A member of the MFS Family of Funds(R))  Class B Shares of Beneficial Interest
-------------------------------------------------------------------------------
                                                                  Page
                                                                  ----
 1. Expense Summary .........................................        2
 2. The Fund ................................................        3
 3. Condensed Financial Information .........................        4
 4. Investment Objective and Policies .......................        6
 5. Investment Techniques ...................................        6
 6. Additional Risks Factors ................................       10
 7. Management of the Fund ..................................       12
 8. Information Concerning Shares of the Fund ...............       13
        Purchases ...........................................       13
        Exchanges ...........................................       18
        Redemptions and Repurchases .........................       19
        Distribution Plan ...................................       21
        Distributions .......................................       22
        Tax Status ..........................................       22
        Net Asset Value .....................................       23
        Description of Shares, Voting Rights and Liabilities        23
        Performance Information .............................       24
 9. Shareholder Services ....................................       24
    Appendix A ..............................................      A-1
    Appendix B ..............................................      B-1


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


MFS GROWTH OPPORTUNITIES FUND
500 Boylston Street, Boston, Massachusetts 02116      (617) 954-5000

The investment objective of MFS Growth Opportunities Fund (the "Fund") is to seek growth of capital (see "Investment Objective and Policies"). The minimum initial investment is generally $1,000 per account (see "Information Concerning Shares of the Fund -- Purchases"). THE FUND IS DESIGNED FOR INVESTORS WHO UNDERSTAND AND ARE WILLING TO ACCEPT THE RISKS INHERENT IN SEEKING CAPITAL APPRECIATION.

The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.

This Prospectus sets forth concisely the information concerning the Fund that a prospective investor ought to know before investing. The Fund has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information dated May 1, 1997, as amended or supplemented from time to time (the "SAI), which contains more detailed information about the Fund. The SAI is incorporated into this Prospectus by reference. See page 26 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.


  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

1.  EXPENSE SUMMARY


SHAREHOLDER TRANSACTION EXPENSES:                                                  CLASS A          CLASS B
                                                                                   -------          -------
    Maximum Initial Sales Charge Imposed on Purchases of Fund Shares (as a
      percentage of offering price) ........................................        5.75 %           0.00 %
    Maximum Contingent Deferred Sales Charge (as a percentage of original
      purchase price or redemption proceeds, as applicable) ................     See Below(1)        4.00 %

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Management Fees ........................................................        0.42 %           0.42 %
    Rule 12b-1 Fees ........................................................        0.16 %(2)        1.00 %(3)
    Other Expenses(4) ......................................................        0.255%           0.255%
                                                                                    -----            -----
    Total Operating Expenses ...............................................        0.835%           1.675%
----------
(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge (a "CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see
    "Information Concerning Shares of the Fund -- Purchases" below).
(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the
    Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay certain distribution/service fees aggregating up to (but not necessarily all of) 0.35%
    per annum of the average daily net assets attributable to Class A shares. Payment of the 0.10% per annum
    Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% per annum. Distribution expenses paid under the Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. (See "Information Concerning Shares of the Fund --
    Distribution Plan" below).
(3) The Fund's Distribution Plan provides that it will pay distribution/ service fees aggregating up to
    1.00% per annum of the average daily net assets attributable to Class B shares. Distribution expenses paid under the Distribution Plan with respect to Class B shares, together with any CDSC payable upon redemption of Class B shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. (See "Information
    Concerning Shares of the Fund -- Distribution Plan" below).
(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."


                             EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated unless otherwise noted:

PERIOD                               CLASS A                CLASS B
------                               -------         ----------------------

                                                                     (1)
 1 year ..........................    $ 66           $ 57           $ 17
 3 years .........................      83             83             53
 5 years .........................     101            111             91
10 years .........................     155            176(2)         176(2)

------------
(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.


    The purpose of the above expense table is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."


    THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


2.  THE FUND
The Fund is an open-end, diversified management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts in 1985. The Fund is the successor to the business of Massachusetts Capital Development Fund, Inc. (the "Company") which was incorporated under the laws of The Commonwealth of Massachusetts in 1970. All references in this Prospectus to the Fund's past activities are intended to include those of the Company, unless the context indicates otherwise. Shares of the Fund are continuously sold to the public and the Fund buys securities (stocks, bonds and other instruments) for its portfolio. Two classes of shares of the Fund are currently offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a CDSC of 1.00% upon redemption during the first year in the case of certain purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after 6 years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class B shares will convert to Class A shares approximately eight years after purchase. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus Supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.


The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. A majority of the Trustees are not affiliated with the Adviser. The Adviser is responsible for the management of the Fund's assets and the officers of the Fund are responsible for its operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. The selection of investments and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.

3.  CONDENSED FINANCIAL INFORMATION
The following information has been audited for at least the latest five fiscal years of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Deloitte & Touche LLP.

                                                      FINANCIAL HIGHLIGHTS
                                                         CLASS A SHARES

                                                                             YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------------------
                                                    1996      1995      1994      1993      1992      1991        1990        1989
----------------------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS A
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period ........   $11.94    $10.17    $11.56    $11.17    $10.75    $ 9.97    $10.93        $10.96
                                                  ------    ------    ------    ------    ------    ------    ------        ------
Income from investment operations# --
  Net investment income (loss)(S) .............   $(0.02)   $ 0.03    $ 0.02    $ 0.07    $ 0.15    $ 0.24    $ 0.30        $ 0.36
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions ..............................     2.62      3.46     (0.50)     1.73      0.67      1.94     (0.77)         2.74
                                                  ------    ------    ------    ------    ------    ------    ------        ------
    Total from investment operations ..........   $ 2.60    $ 3.49    $(0.48)   $ 1.80    $ 0.82    $ 2.18    $(0.47)       $ 3.10
                                                  ------    ------    ------    ------    ------    ------    ------        ------
Less distributions declared to shareholders --
  From net investment income ..................   $ --      $ --      $(0.01)   $(0.07)   $(0.14)   $(0.18)   $(0.33)       $(0.36)
  From net realized gain on investments and
    foreign currency transactions .............    (1.57)    (1.72)    (0.83)    (1.32)    (0.26)    (1.22)    (0.16)(++)    (2.77)
  In excess of net investment income ..........     --        --       (0.02)    (0.02)     --        --        --            --
  In excess of net realized gain on investments
    and foreign currency transactions .........     --        --       (0.05)     --        --        --        --            --
                                                  ------    ------    ------    ------    ------    ------    ------        ------
    Total distributions declared to
      shareholders ............................   $(1.57)   $(1.72)   $(0.91)   $(1.41)   $(0.40)   $(1.40)   $(0.49)       $(3.13)
                                                  ------    ------    ------    ------    ------    ------    ------        ------
Net asset value -- end of period ..............   $12.97    $11.94    $10.17    $11.56    $11.17    $10.75    $ 9.97        $10.93
                                                  ======    ======    ======    ======    ======    ======    ======        ======
Total return(+) ...............................   21.87%    34.49%   (4.15)%    16.19%   (8.06)%     9.29%   (4.57)%        28.23%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses## ..................................    0.84%     0.87%     0.86%     0.84%     0.89%     0.88%     0.80%         0.77%
  Net investment income (loss) ................  (0.15)%     0.21%     0.21%     0.60%     1.40%     2.14%     2.91%         2.79%
PORTFOLIO TURNOVER ............................      65%      100%       78%       79%      102%      131%       89%           83%
AVERAGE COMMISSION RATE###  ...................  $0.0438      --        --        --        --        --        --            --
NET ASSETS AT END OF PERIOD (000 OMITTED) ..... $807,657  $721,467  $589,260  $709,839  $694,084  $739,791  $687,847      $805,712
----------
 (+)Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
    March 1, 1991). If the charge had been included, the results would have been lower.
(++)Includes a per share distribution from paid-in capital of $0.0006.
   #Per share data for the period subsequent to December 31, 1992 is based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
 (S)The distributor did not impose a portion of its distribution fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

    Net investment income .....................   $ --      $ 0.02    $ 0.01    $ 0.07    $ --      $ --      $ --          $ --
    RATIOS (TO AVERAGE NET ASSETS):
     Expenses## ...............................     --       0.97%     0.96%     0.87%      --        --        --            --
     Net investment income ....................     --       0.11%     0.11%     0.56%      --        --        --            --

                                                CLASS A  AND B SHARES


                                                        YEAR ENDED        YEAR ENDED
                                                       DECEMBER 31,        MARCH 31,             YEAR ENDED DECEMBER 31,
                                                  ------------------------------------  ------------------------------------------
                                                       1988        1987*        1987       1996       1995       1994       1993**
----------------------------------------------------------------------------------------------------------------------------------
                                                          CLASS A           CLASS A                      CLASS B
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period ...........    $10.81     $13.41        $13.51     $11.79     $10.08     $11.53     $12.52
                                                      ------     ------        ------     ------     ------     ------     ------
Income from investment operations# --
  Net investment income (loss) ...................    $ 0.22     $ 0.11        $ 0.17     $(0.14)    $(0.09)    $(0.08)    $ --
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions       0.76      (2.13)         1.20       2.57       3.42      (0.49)      0.36
                                                      ------     ------        ------     ------     ------     ------     ------
    Total from investment operations .............    $ 0.98     $(2.02)       $ 1.37     $ 2.43     $ 3.33     $(0.57)    $ 0.36
                                                      ------     ------        ------     ------     ------     ------     ------
Less distributions declared to shareholders --
  From net investment income .....................    $(0.19)    $(0.11)       $(0.17)    $ --       $ --       $ --       $ --
  From net realized gain on investments and
    foreign currency transactions ................     (0.64)     (0.47)        (1.30)     (1.49)     (1.62)     (0.83)     (1.32)
  In excess of net investment income .............      --          --           --         --         --         --        (0.03)
  In excess of net realized gain on investments
    and foreign currency transactions ............      --          --           --         --         --        (0.05)      --
                                                      ------     ------        ------     ------     ------     ------     ------
    Total distributions declared to shareholders .    $(0.83)    $(0.58)       $(1.47)    $(1.49)    $(1.62)    $(0.88)    $(1.35)
                                                      ------     ------        ------     ------     ------     ------     ------
Net asset value -- end of period .................    $10.96     $10.81        $13.41     $12.73     $11.79     $10.08     $11.53
                                                      ======     ======        ======     ======     ======     ======     ======
Total return(+) ..................................     8.90%    (20.45)%+      11.57%     20.72%     33.20%    (4.96)%       9.29%+
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses## .....................................     0.86%       0.72%+       0.71%      1.75%      1.81%      1.81%       1.33%+
  Net investment income (loss) ...................     1.90%       1.08%+       1.28%    (1.06)%    (0.75)%    (0.70)%       --
PORTFOLIO TURNOVER ...............................       68%        40%          109%        65%       100%        78%        79%
AVERAGE COMMISSION RATE###  ......................      --          --           --      $0.0438       --         --          --
NET ASSETS AT END OF PERIOD (000 OMITTED) ........  $767,924   $834,359    $1,090,764    $15,170     $6,673     $3,166       $805
----------
  *For the nine months ended December 31, 1987.
 **For the period from the commencement of offering of Class B shares, September 7, 1993, to December 31, 1993.
  +Annualized.
(+)Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
   March 1, 1991). If the charge had been included, the results would have been lower.
  #Per share data for the period subsequent to December 31, 1992 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rates is calculated for funds with fiscal years beginning on or after September 1, 1995.

4.  INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE -- The Fund's investment objective is to seek growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES -- In seeking to achieve its investment objective, the Fund maintains a flexible approach towards types of companies as well as types of securities, depending upon the economic environment and the relative attractiveness of the various securities markets. Generally, emphasis is placed upon companies believed to possess above average growth opportunities.


While the Fund's policy is to invest primarily in common stocks, it may seek appreciation in other types of securities such as fixed income securities (which may be unrated), convertible bonds and convertible securities when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. It is contemplated that the Fund's non-convertible fixed-income investments will consist primarily of "investment grade" securities (rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch Investors Service, Inc. ("Fitch") (and comparable unrated securities)). The Fund does not intend to invest more than 5% of its net assets in non-convertible fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch (or in comparable unrated securities). See "Additional Risk Factors -- Lower-Rated Fixed-Income Securities" below for information concerning securities rated Baa or lower by Moody's and BBB or lower by S&P or Fitch. See Appendix A to the SAI for a description of these ratings.

The Fund may invest up to 50% of its total assets in foreign securities which are not traded on a U.S. exchange (not including American Depositary Receipts.) See "Additional Risk Factors -- Foreign Securities" below. The Fund may also invest in emerging market securities (see "Additional Risk Factors -- Emerging Market Securities" below.


There is no formula as to the percentage of assets that may be invested in any one type of security. Cash, commercial paper, repurchase agreements or other forms of debt securities are held to provide a reserve for future purchases of common stock or other securities and may also be held as a defensive measure when the Adviser determines security markets to be overvalued.

Fixed income securities that the Fund may invest in also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). See the SAI for further information regarding these securities.

5.  INVESTMENT TECHNIQUES


Consistent with the Fund's investment objective and policies, the Fund may engage in the following investment techniques, many of which are described more fully in the SAI. See "Investment Objective, Policies and Restrictions" in the SAI.


LENDING OF SECURITIES: The Fund may make loans of its portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government Securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to collect the equivalent of the interest on the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is U.S. Government Securities or a letter of credit). The value of securities loaned will not exceed 30% of the value of the Fund's total assets.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to minimize risk.

AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers. See the SAI for further discussion of foreign securities and the holding of foreign currency, as well as the associated risks.

EMERGING MARKET SECURITIES: Consistent with the Fund's objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low-to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.


RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Fund's limitation on investing not more than 10% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight, focusing on factors, such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 10% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.


"WHEN-ISSUED" SECURITIES: The Fund may purchase some securities on a "when-issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. The Fund does not pay for the securities until received, and does not start earning interest on the securities until the contractual settlement date. In order to invest its assets immediately, while awaiting delivery of securities purchased on such bases, the Fund will normally invest in cash, short-term money market instruments and high quality debt securities.


INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity (i.e. principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the instrument.

OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options on securities and purchase put and call options on securities. The Fund will write such options for the purpose of increasing its return and/or to protect the value of its portfolio. In particular, where the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written or the increased cost of portfolio securities to be acquired. However, the writing of Options constitutes only a partial hedge, up to the amount of the premium, less any transaction costs. In contrast, if the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the security at a disadvantageous price, resulting in losses which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.


The Fund may purchase put or call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. In the event that such declines or increases occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the Fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the Fund may be required to forfeit such amounts in the event that the prices of securities underlying the options do not move in the direction or to the extent anticipated.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage (the "SEC illiquidity ceiling") of the Fund's assets. Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

OPTIONS ON STOCK INDICES: The Fund may write (sell) covered put and call options and purchase put and call options on stock indices. The Fund will write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

FUTURES CONTRACTS: The Fund may enter into stock index futures contracts or interest rate futures contracts ("Futures Contracts"). Purchases or sales of stock index Futures Contracts may be used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. Purchases or sales of interest rate Futures Contracts (i.e., Futures Contracts on fixed income securities) may be used to attempt to protect the Fund's current or intended investments in fixed income securities from the effect of interest rate changes as well as for non-hedging purposes, to the extent permitted by applicable law. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline or a general increase in interest rates, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of Futures Contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market or a general decline in interest rates, may be offset, in whole or part, by gains on Futures Contracts purchased by the Fund. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

OPTIONS ON FUTURES CONTRACTS: The Fund may purchase and write options on Futures Contracts ("Options on Futures Contracts") in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired, as well as for non-hedging purposes to the extent permitted by applicable law. Purchases of Options on Futures Contracts may present less risk in hedging the Fund's portfolio than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise an option purchased in order to realize profits or limit losses. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase and sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts") in order to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. These transactions will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in options or Futures Contracts traded on exchanges. The Fund may also enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross-hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Fund may also be required to, or may elect to, receive delivery of foreign currencies underlying Forward Contracts, which may involve certain risks. See "Additional Risk Factors -- Options, Futures Contracts and Forward Contracts" below. The Fund has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires the use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

See Appendix B to this Prospectus for a description of the characteristics of options, Futures Contracts, Options on Futures Contracts and Forward Contracts.

6.  ADDITIONAL RISK FACTORS

The following discussion of additional risk factors supplements the risk factors described above. Additional information concerning risk factors can be found under the caption "Investment Objective, Policies and Restrictions" in the SAI.


OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although the Fund will enter into transactions in Futures Contracts, Options on Futures Contracts, Forward Contracts and certain options for hedging purposes, their use does involve certain risks. For example, a lack of correlation between the index or instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in such instruments for other than hedging purposes to the extent permitted by applicable law, which involves greater risk and may result in losses. There can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Further, Forward Contracts entail particular risks related to conditions affecting the underlying currency. Over-the-counter transactions in options on securities and Forward Contracts also involve risks arising from the lack of an organized exchange trading environment. Transactions in Futures Contracts, Options on Futures Contracts, Forward Contracts and options are subject to other risks as well.


As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. The Fund may also choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

LOWER-RATED FIXED-INCOME SECURITIES: As noted above, the Fund may invest in fixed income securities that are rated Ba or lower by Moody's or BB or lower by S&P or Fitch, and comparable unrated securities (commonly known as "junk bonds"). These securities are considered speculative and, while generally providing greater income than investments in higher-rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price than securities in the higher rating categories. The market for these lower-rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during certain adverse market conditions to sell these lower-rated securities to meet redemption requests or to respond to changes in the market.

As noted above, the Fund may also invest in fixed income securities rated Baa by Moody's or BBB by S&P or Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

FOREIGN SECURITIES: Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Fund may also hold foreign currency in anticipation of purchasing foreign securities. See the SAI for further discussion of foreign securities, American Depositary Receipts ("ADRs") and the holding of foreign currency, as well as the associated risks.

EMERGING MARKET SECURITIES: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio securities, a decrease in the level of liquidity in the Fund's portfolio or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets, the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

PORTFOLIO TRADING: While it is not the Fund's policy generally to invest or trade for short-term profits, portfolio securities may be disposed of without regard to the length of time held whenever the Adviser is of the opinion that a security no longer has an appropriate appreciation potential or has reached its anticipated level of performance, or when another security appears to offer relatively greater appreciation potential or a relatively greater anticipated level of performance. The Fund's relative equity, fixed income and cash positions may also be increased or decreased when, in the judgment of the Adviser, a period of substantial rise or decline in securities price levels is anticipated. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. The Fund's annual portfolio turnover rate for each of the past 10 years is listed in the table under the caption "Condensed Financial Information." The higher levels of portfolio activity result in higher brokerage commissions and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. (See "Tax Status" below and "Portfolio Transactions and Brokerage Commissions" in the SAI.)


The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"), and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio transactions and brokerage commissions, see "Portfolio Transactions and Brokerage Commissions" in the SAI.


                               ----------------

The investment policies described above are not fundamental and may be changed without shareholder approval, as may the Fund's investment objective. A change in the Fund's investment objective may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund.

The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see "Investment Restrictions" in the SAI). The Fund's investment limitations and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

7.  MANAGEMENT OF THE FUND


INVESTMENT ADVISER -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated July 19, 1985, as amended (the "Fund's Advisory Agreement") between the Adviser and the Fund. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Paul M. McMahon, a Senior Vice President of the Adviser, has been the Fund's portfolio manager since October of 1992. Mr. McMahon joined the Adviser in 1981 as an Industry Analyst. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee, computed and paid monthly, at an annual rate equal to 0.5% of the Fund's average daily net assets not in excess of $200 million and 0.4% of the Fund's average daily net assets in excess of $200 million. For the Fund's fiscal year ended December 31, 1996, MFS received fees under the Fund's Advisory Agreement of $3,318,022, equivalent on an annualized basis to 0.42% of the Fund's average daily net assets.

MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Union Standard Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $51.5 billion on behalf of approximately 2.4 million investor accounts as of March 31, 1997. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald A. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President, and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.


A. Keith Brodkin, the Chairman and a Director of MFS, is also the Chairman, President and a Trustee of the Fund. W. Thomas London, Stephen E. Cavan, James
O. Yost and James R. Bordewick, Jr., all of whom are officers of MFS, are officers of the Fund.


MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial has access to the extensive U.S. equity investment expertise of MFS. MFS and Foreign & Colonial each have investment personnel working in each other's offices in Boston and London, respectively.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.

ADMINISTRATOR -- MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.

8.  INFORMATION CONCERNING SHARES OF THE FUND


PURCHASES
Class A and B shares of the Fund may be purchased at the public offering price through any dealer and other financial institutions ("dealers") having a selling agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This Prospectus offers Class A and B shares to the general public which bear sales charges and distribution fees in different forms and amounts, as described below:


CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

    PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                                                                      SALES CHARGE* AS
                                                                                       PERCENTAGE OF:
                                                                              --------------------------------     DEALER ALLOWANCE
                                                                                                  NET AMOUNT       AS A PERCENTAGE
AMOUNT OF PURCHASE                                                            OFFERING PRICE       INVESTED       OF OFFERING PRICE
------------------                                                            --------------       --------       -----------------
Less than $50,000 ..........................................................       5.75%             6.10%               5.00%
$50,000 but less than $100,000 .............................................       4.75              4.99                4.00
$100,000 but less than $250,000 ............................................       4.00              4.17                3.20
$250,000 but less than $500,000 ............................................       2.95              3.04                2.25
$500,000 but less than $1,000,000 ..........................................       2.20              2.25                1.70
$1,000,000 or more .........................................................       None**            None**           See Below**
------------
 *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.
**A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.


    PURCHASES SUBJECT TO A CDSC (but not subject to an initial sales charge). In the following four circumstances, Class A shares are offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

    (i) on investments of $1 million or more in Class A shares;

    (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if, prior to July 1, 1996: (a) the Plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization has demonstrated to the satisfaction of MFD that either (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds would be in an amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

    (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion; and

    (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASES THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY.

In the case of all such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers, as follows:


          COMMISSION PAID
               BY MFD
             TO DEALERS           CUMULATIVE PURCHASE AMOUNT
          ---------------         --------------------------
               1.00%              On the first $2,000,000, plus
               0.80%              Over $2,000,000 to $3,000,000, plus
               0.50%              Over $3,000,000 to $50,000,000, plus
               0.25%              Over $50,000,000

    For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.


    WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

     (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

    (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;

provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:


                     YEAR OF                                     CONTINGENT
                    REDEMPTION                                 DEFERRED SALES
                  AFTER PURCHASE                                   CHARGE
                  --------------                                   ------
First ...................................................            4%
Second ..................................................            4%
Third ...................................................            3%
Fourth ..................................................            3%
Fifth ...................................................            2%
Sixth ...................................................            1%
Seventh and following ...................................            0%


The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

    CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.


GENERAL: The following information applies to purchases of both classes of the Fund's shares.

    MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.


SUBSEQUENT INVESTMENT BY TELEPHONE: -- Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

    RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject or restrict any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individudals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calender year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. Other funds in the MFS Family of Funds may have different and/or more restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.

    DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A and Class B shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


    SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.


    RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of Shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.


                           ------------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.


EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.


EXCHANGES AMONG MFS FUNDS (EXCLUDING MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between of Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth in this paragraph above.


GENERAL: A shareholder should read the prospectus of the other MFS Fund and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (the "Exchange"), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared. See "Tax Status" below.


REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.


CONTINGENT DEFERRED SALES CHARGE: Investments in Class A or Class B shares ("Direct Purchases") will be subject to a CDSC for a period of (i) with respect to Class A shares, 12 months (however the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.


At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

    SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

    REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.


    IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A and Class B shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are common to each class of shares, as described below.

    SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A or Class B shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

    DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plans, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

    OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

    CLASS A SHARES. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

    CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefore, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: The Fund's Class A and Class B distribution and service fees for its current fiscal year are 0.16% and 1.00% per annum, respectively. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% per annum. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine.


DISTRIBUTIONS
The Fund intends to pay substantially all of its net investment income for any calendar year to its shareholders as dividends on an annual basis. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains and also may make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.


TAX STATUS
In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"). Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes.

Shareholders of the Fund normally will have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund, whether the distribution is paid in cash or in additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gain distributions) may qualify for the dividends received deduction for corporations. Shortly after the end of each calendar year, each Fund shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes, but results in a basis reduction), and the amount, if any, of federal income tax withheld.


Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.


NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Values of assets in the Fund's portfolio are determined on the basis of their market or other fair value, as described in the SAI. The net asset value per share of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund has two classes of shares, which it offers to the general public, entitled Class A and Class B Shares of Beneficial Interest (without par value). The Fund also has a class of shares which it offers exclusively to certain institutional investors, entitled Class I shares. Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other share of that class of the Fund subject to any liabilities of the particular class. Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Each class of shares of the Fund will vote separately on any material increase in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the Fund on all other matters. The Fund does not intend to hold annual shareholder meetings. The Fund's Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).


Shares have no pre-emptive or conversion rights (except as set forth above in "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Fund reserves the right to create and issue a number of series and additional classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions but shares of all series would vote together in the election or selection of Trustees and accountants.

The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance (e.g., fidelity bonding and errors and omissions insurance) existed and the Fund itself was unable to meet its obligations.


PERFORMANCE INFORMATION
From time to time, the Fund will provide total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Securities Corporation and Weisenberger Investment Companies Service. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in a class of shares of the Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge, and which will thus be higher. The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on
(i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public. See the SAI for further information on the calculation of total rate of return for share classes initially offered for sale to the public on different dates.

The Fund's total rate of return quotations are based on historical performance and are not intended to indicate future performance. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended December 31, 1996, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.


9.  SHAREHOLDER SERVICES

Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS: Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive information regarding the tax status of reportable dividends and distributions for that year (see "Tax Status" above).

DISTRIBUTION OPTIONS: The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares. This option will be assigned if no other option is specified;

    -- Dividends in cash; capital gain distributions reinvested in additional shares;

    -- Dividends and capital gain distributions in cash.


Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or a 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.


    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level.


    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicable CDSC) in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.

    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments, based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.

DOLLAR COST AVERAGING PROGRAMS --


    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds if such fund is available for sale under the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder if such fund is available for sale. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.


Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRAs, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.

                               ----------------


The Fund's SAI, dated May 1, 1997, as amended or supplemented from time to time, contains more detailed information about the Fund, including, but not limited to, information related to (i) investment objective, policies and restrictions,
(ii) Trustees, officers and investment adviser, (iii) portfolio transactions and brokerage commissions, (iv) the method used to calculate total rate of return quotations, (v) the Distribution Plan, and (vi) various services and privileges provided for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                    APPENDIX A


                           WAIVERS OF SALES CHARGES


This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the contingent deferred sales charge ("CDSC") for Class A shares is waived (Section II), and the CDSC for Class B shares is waived (Section III).

I.   WAIVERS OF ALL APPLICABLE SALES CHARGES

     In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B shares, as applicable, is waived:

     1.   DIVIDEND REINVESTMENT

          o    Shares acquired through dividend or capital gain reinvestment;
               and

          o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

     2.   CERTAIN ACQUISITIONS/LIQUIDATIONS

          o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

     3.   AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:

          o Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life Assurance Company of Canada ("Sun Life") or any of their subsidiary companies;


          o Trustees and retired trustees of any investment company for which MFS Fund Distributors, Inc. ("MFD") serves as distributor;


          o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

          o Employees or registered representatives of dealers and other financial institution ("dealers") which have a sales agreement with MFD;

          o Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and


          o Institutional Clients of MFS or MFS Institutional Advisors, Inc. ("MFSI").


     4.   INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

          o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/ Small Accounts" in the Prospectus.

     5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

          INDIVIDUAL RETIREMENT ACCOUNTS ("IRA'S")

          o    Death or disability of the IRA owner.

          SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")


          o Death, disability or retirement of 401(a) or ESP Plan participant;

          o Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);


          o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1 (d)(2), as amended from time to time);


          o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the 401(a) or ESP Plan);

          o    Tax-free return of excess 401(a) or ESP Plan contributions;

          o To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401 (k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

          o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.


          SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")


          o    Death or disability of SRO Plan participant.


     6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

          o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

          o From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

II.  WAIVERS OF CLASS A SALES CHARGES


     In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares is waived:


     1.   INVESTMENT OF REDEMPTION PROCEEDS FROM UNAFFILIATED MUTUAL FUNDS

          o Shares acquired through the investment of redemption proceeds from another open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the investment is made through a dealer and appropriate documentation is submitted to MFD; (ii) the redeemed shares were subject to an initial sales charge or deferred sales charge (whether or not actually imposed); (iii) the redemption occurred no more than 90 days prior to the purchase of Class A shares; and (iv) the MFS Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to waive sales charges on Class A shares or provide any other incentive with respect to such redemption and sale.

     2.   WRAP ACCOUNT INVESTMENTS

          o Shares acquired by investments through certain dealers which have entered into an agreement with MFD which includes a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account or a similar program under which such clients pay a fee to such dealer.

     3.   INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

          o    Shares acquired by insurance company separate accounts.

     4.   RETIREMENT PLANS

          ADMINISTRATIVE SERVICES ARRANGEMENTS

          o Shares acquired by retirement plans whose third party administrators, or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

          REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

          o Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

          Shares redeemed on account of distributions made under the following circumstances:

          IRA'S

          o Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

          o    Tax-free returns of excess IRA contributions.

          401(a) PLANS


          o Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and


          o Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a Plan.

          ESP PLANS AND SRO PLANS


          o Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.


III. WAIVERS OF CLASS B SALES CHARGES

          In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B shares is waived:

     1.   SYSTEMATIC WITHDRAWAL PLAN

          o Systematic Withdrawal Plan redemptions with respect to up to 10% per year of the account value at the time of establishment.

     2.   DEATH OF OWNER

          o Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

     3.   DISABILITY OF OWNER

          o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent.).

     4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

          IRA'S, 401(a) PLANS, ESP PLANS AND SRO PLANS


          o Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.


          SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

          o Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;

          o    Death or disability of a SAR-SEP Plan participant.

                                                                    APPENDIX B

            DESCRIPTION OF OPTIONS, FUTURES AND FORWARD CONTRACTS

OPTIONS ON SECURITIES
An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered" which is generally accomplished, for example, through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

In addition, options on securities and options on indexes of securities are traded over-the-counter through financial institutions dealing in such options. Such options are traded in a manner substantially similar to exchange-traded options, except that many of the protections offered in an exchange environment, such as a clearing house performance guarantee, are not available. The particular risks of over-the-counter transactions are set forth more fully in the SAI.

OPTIONS ON STOCK INDICES
In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by
(ii) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indexes, such as the Standard & Poor's 100 Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.

FUTURES CONTRACTS A "sale" of a Futures Contract means a contractual obligation to make or receive a cash settlement, in the case of a stock index Futures Contract, or to deliver the securities called for by the contract at a specified price in a fixed delivery month, in the case of an interest rate Futures Contract. A "purchase" of a Futures Contract means a contractual obligation to make or receive a cash settlement, in the case of a stock index Futures Contract, or to acquire the securities called for by the contract at a specified price in a fixed delivery month, in the case of an interest rate Futures Contract. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, Futures Contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or security underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable, a process known as "marking to the market."

A Futures Contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contracts, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each clearing member party to a Futures Contract, by in effect taking the opposite side of such Contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

OPTIONS ON FUTURES CONTRACTS
An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract (i.e., the purchase of a Futures Contract), in the case of a call option, or a "short" position in the underlying Futures Contract (i.e., the sale of a Futures Contract), in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position. Options on Futures Contracts that are written or purchased by the Fund are traded on the same contract market as the underlying Futures Contract.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

An option, whether on a security, an index or a Futures Contract, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
A Forward Contract is a contractual obligation to purchase or sell a specific quantity of a given foreign currency for a fixed exchange rate at a future date. Forward Contracts are individually negotiated and are traded through the "interbank currency market," an informal network of banks and brokerage firms which operates around the clock and throughout the world. Transactions in the interbank market may be executed only through financial institutions acting as market-makers in the interbank market, or through brokers executing purchases and sales through such institutions. Market-makers in the interbank market generally act as principals in taking the opposite side of their customers' positions in Forward Contracts, and ordinarily charge a mark-up or commission which may be included in the cost of the Forward Contract. In addition, market-makers may require their customers to deposit collateral upon entering into a Forward Contract, as security for the customer's obligation to make or receive delivery of currency, and to deposit additional collateral if exchange rates move adversely to the customer's position. Such deposits may function in a manner similar to the margining of Futures Contracts, described above.

Prior to the stated maturity date of a Forward Contract, it may be possible to liquidate the transaction by entering into an offsetting Contract. In order to do so, however, a customer may be required to maintain both Contracts as open positions until maturity and to make or receive a settlement of the difference owed to or from the market-maker or broker at that time.

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll free: (800) 225-2606

Mailing Address
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110



[logo] M F S(SM)
INVESTMENT MANAGEMENT
   We invented the mutual fund(SM)

MFS(R) GROWTH
OPPORTUNITIES FUND
500 Boylston Street
Boston, MA 02116


                        MGO-1-5/97/115    16/216




[logo] M F S(SM)
INVESTMENT MANAGEMENT
   We invented the mutual fund(SM)

MFS(R) GROWTH OPPORTUNITIES FUND

Prospectus


May 1, 1997

[LOGO] M F S(SM)
INVESTMENT MANAGEMENT


MFS(R) GROWTH                                                      STATEMENT OF
OPPORTUNITIES FUND                                       ADDITIONAL INFORMATION

(A member of the MFS Family of Funds(R))                          May 1, 1997
--------------------------------------------------------------------------------
                                                                          Page
                                                                          ----
 1.  Definitions .............................................             2
 2.  The Fund ................................................             2
 3.  Investment Objective, Policies and Restrictions .........             2
 4.  Management of the Fund ..................................             9
        Trustees .............................................             9
        Officers .............................................            10
        Trustee Compensation Table ...........................            10
        Investment Adviser ...................................            11
        Administrator ........................................            11
        Custodian ............................................            11
        Shareholder Servicing Agent ..........................            11
        Distributor ..........................................            12
 5.  Portfolio Transactions and Brokerage Commissions ........            12
 6.  Shareholder Services ....................................            14
        Investment and Withdrawal Programs ...................            14
        Exchange Privilege ...................................            16
        Tax-Deferred Retirement Plans ........................            16
 7.  Tax Status ..............................................            16
 8.  Determination of Net Asset Value and Performance ........            17
 9.  Distribution Plan .......................................            19
10.  Description of Shares, Voting Rights and Liabilities ....            20
11.  Independent Auditors and Financial Statements ...........            21
     Appendix A (Description of Bond Ratings) ................            22
     Appendix B (Performance Information) ....................            24


MFS GROWTH OPPORTUNITIES FUND
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000


This Statement of Additional Information as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated May 1, 1997. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see last page for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS
   "Fund"                     -- MFS Growth Opportunities Fund, a
                                 Massachusetts business trust.
                                 The Fund was known as MFS
                                 Capital Development Fund until
                                 August 17, 1993 and was known as
                                 Massachusetts Capital
                                 Development Fund, Inc. until
                                 August 3, 1992.

   "MFS" or the "Adviser"     -- Massachusetts Financial Services
                                 Company, a Delaware corporation.

   "MFD"                      -- MFS Fund Distributors, Inc., a
                                 Delaware corporation.


   "Prospectus"               -- The Prospectus of the Fund,
                                 dated May 1, 1997, as amended or
                                 supplemented from time to time.


2.  THE FUND
The predecessor of the Fund -- Massachusetts Capital Development Fund, Inc. (the "Company") -- was incorporated under the laws of The Commonwealth of Massachusetts in 1970. The Fund was reorganized as a Massachusetts business trust on July 29, 1985 pursuant to an Agreement and Plan of Reorganization dated July 16, 1985. The reorganization received shareholder approval on March 29, 1985. All references in this SAI to the Fund's past activities are intended to include those of the Company, unless the context indicates otherwise.

3.  INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
INVESTMENT OBJECTIVE. The Fund's investment objective is to seek growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital. There are risks involved in any investment and there can be no assurance that the Fund's investment objective will be achieved.

INVESTMENT POLICIES. While the Fund's policy is to invest primarily in common stocks, it may seek appreciation in other types of securities such as fixed income securities (which may be unrated), convertible bonds, convertible preferred stocks and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. There is no formula as to the percentage of assets that may be invested in any one type of security. The Prospectus contains a discussion of the various types of securities in which the Fund may invest and the risks involved in such investments some of which are described further below.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: Fixed income securities that the Fund may invest in also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

LENDING OF SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, or U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of cash collateral or a fee. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's total assets.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.


"WHEN-ISSUED" SECURITIES: When the Fund commits to purchase a security on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with policies promulgated by the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to policies promulgated by the SEC, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.

FOREIGN SECURITIES: The Fund may invest up to 50% of its total assets in foreign securities (not including American Depositary Receipts). As discussed in the Prospectus, investing in foreign securities generally represent a greater degree of risk than investing in domestic securities, due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund may also hold foreign currency in anticipation of purchasing foreign securities.


AMERICAN DEPOSITARY RECEIPTS: American Depositary Receipts ("ADRs") are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.


RISKS OF INVESTING IN LOWER-RATED FIXED INCOME SECURITIES: As noted in the Prospectus, the Fund may invest in fixed income securities rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch Investors Service, Inc. ("Fitch") and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.


The Fund may also invest in securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch and comparable unrated securities (commonly known as "junk bonds"). While no minimum rating standard is required by the Fund, it is contemplated that the Fund's non-convertible long-term debt investments will consist primarily of "investment grade" securities rated at least Baa by Moody's or BBB by S&P or Fitch (and comparable unrated securities). Securities rated BB or lower by S&P or Fitch or Ba or lower by Moody's are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower-rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower-rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules require that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to depress the prices of outstanding lower-rated high yielding fixed income securities. The market for these lower-rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower-rated securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower-rated securities to meet redemption requests or to respond to changes in the market.

While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent the Fund invests in these lower-rated securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities.


OTHER INVESTMENT POLICIES: The Fund has also adopted the following policies: The Fund's purchases of warrants will not exceed 5% of its net assets. Included within that amount, but not exceeding 2% of its net assets, may be warrants which are not listed on the New York, American Stock or NASDAQ National Market Issues Exchange. Any such warrants will be valued at their market value except that warrants which are attached to securities at the time such securities are acquired by the Fund will be deemed to be without value for the purpose of this restriction.


The investment policies described above, as well as the policies described below regarding options, Futures Contracts, Options on Futures Contracts and Forward Contracts, are not fundamental and may be changed without shareholder approval, as may the Fund's investment objective.

INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e. principal value) or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.


OPTIONS ON SECURITIES: The Fund may write (sell) covered call and put options on securities and purchase call and put options on securities. The Fund may write options on securities for the purpose of increasing its return on such securities and for hedging purposes. A call option written by the Fund would be covered if the Fund owned the security underlying the call or had an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option would also be covered if the Fund held a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written by the Fund would be "covered" if the Fund maintained liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else held a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. Put and call options on securities written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, they are traded and applicable laws and regulations.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by liquid assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.


The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options could be used by the Fund in the same market environments that call options would be used in equivalent buy-and-write transactions.

The Fund may write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a loss unless the security subsequently appreciated in value. The writing of options on securities will be undertaken by the Fund for purposes in addition to hedging, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund also may purchase put and call options on securities. Put options would be purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the underlying securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and related transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for a call or put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rose or declined sufficiently, the option may expire worthless to the Fund.

OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options on stock indices and purchase call and put options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired.


The Fund may cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover put options on stock indices by maintaining liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else by holding a put on the same index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. Put and call options on stock indices written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, they are traded and applicable laws and regulations.


The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The purchase of call options on stock indexes may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid, and related transaction costs, if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The Fund also may purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option, plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

FUTURES CONTRACTS: The Fund may enter into stock index or interest rate futures contracts ("Futures Contracts") in order to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell Futures Contracts in anticipation of or during a decline in market prices or a rise in interest rates to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such market decline or interest rate increase occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance or decrease in interest rates, it may purchase Futures Contracts in order to gain rapid market exposure that may, in part or in whole, offset increases in the cost of securities that the Fund intends to purchase. As such acquisitions are made, the corresponding positions in Futures Contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon the termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities. The Fund may also enter into Futures Contracts for non-hedging purposes, to the extent permitted by applicable law.

OPTIONS ON FUTURES CONTRACTS: The Fund may write or purchase options to buy or sell Futures Contracts ("Options on Futures Contracts"). The writing of a call Option on a Futures Contract may constitute a partial hedge against declining prices of the security, or the securities comprising the index, underlying the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract may constitute a partial hedge against increasing prices of the security, or the securities comprising the index, underlying the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.


The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the security, or securities included in the index, underlying the Futures Contract or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts
(a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. Put and call Options on Futures Contracts written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which they are traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.


The Fund may purchase Options on Futures Contracts in part for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or increase in interest rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or decrease in interest rates, the Fund could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. The Fund may also enter into transactions in Options on Futures Contracts for non-hedging purposes subject to applicable law.

FORWARD CONTRACTS: The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes as well as for non-hedging purpose. The Fund may also enter into Forward Contracts for "cross-hedging" purposes as noted in the Prospectus. The Fund will enter into Forward Contracts for the purpose of protecting its current or intended investments from fluctuations in currency exchange rates.

A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.


The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such Contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, liquid assets, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts.


RISK FACTORS: IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO -- The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts and Forward Contracts will depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. Because the securities in the Fund's portfolio will most likely not be the same as those securities comprising a stock index or underlying interest rate Futures Contracts, the correlation between movements in the portfolio and in the securities underlying the index or Futures Contract will not be perfect. The trading of Futures Contracts and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in such markets. In this regard, trading by speculators in options and Futures Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts. It should be noted that Futures Contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or Futures Contracts based on a broad market index, because a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. Further, with respect to options on securities, options on stock indices and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. In writing a covered call option on a security, index or Futures Contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument.

The Fund will invest in a hedging instrument only if, in the judgment of its Adviser, there would be expected to be a sufficient degree of correlation between movements in the value of the instrument and movements in the value of the relevant portion of the Fund's portfolio for such hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

It should also be noted that the Fund may purchase and sell options on securities and stock indices, Futures Contracts, Options on Futures Contracts and Forward Contracts not only for hedging purposes, but also for non-hedging purposes, to the extent permitted by applicable law, for the purpose of increasing its return on portfolio securities. As a result, in the event of adverse market movements, the Fund might be subject to losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In addition, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains.

With respect to the writing of straddles on securities, the Fund would incur the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received.

POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund had insufficient cash available to meet margin requirements, it might be necessary to liquidate portfolio securities at a time when it would be disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability to hedge its portfolios effectively and could result in trading losses. The liquidity of a secondary market in a Futures Contract or options thereon may also be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN -- Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund engages in the purchase or sale of options, Futures Contracts, Options on Futures Contracts and Forward Contracts for hedging purposes, however, and any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. Where the Fund purchases such investments for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

TRADING AND POSITION LIMITS -- The exchanges on which Futures Contracts and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the Commodity Futures Trading Commission (the "CFTC") and the various contract markets have established limits, referred to as "speculative position limits," on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Fund.

RISK OF OPTIONS ON FUTURES CONTRACTS -- The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying index or Futures Contract.

ADDITIONAL RISKS OF TRANSACTIONS NOT CONDUCTED ON EXCHANGES -- Transactions in Forward Contracts are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in, or the prices of, currencies underlying such Contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies. Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24- hour market, events could occur on that market which would not be reflected in the forward markets until the following day, thereby preventing the Fund from responding to such events in a timely manner. Settlements of exercises of Forward Contracts generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Forward Contracts and over-the-counter options on securities are not traded on exchanges regulated by the CFTC or the SEC, but through financial institutions acting as market-makers. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. In addition, where the Fund enters into Forward Contracts as a "cross-hedge" (i.e., the purchase or sale of a Forward Contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

While Forward Contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above could be restricted.

FURTHER POLICIES ON THE USE OF OPTIONS AND FUTURES -- In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional policy that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if, as a result, more than 5% of its total assets would be invested in such options.

When the Fund purchases a Futures Contract, an amount of liquid assets will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby assuring that the leveraging effect of such Futures Contract is minimized.

INVESTMENT RESTRICTIONS. The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of its Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Fund (or a class, as applicable) or (ii) 67% or more of the outstanding shares of the Fund (or a class, as applicable), present at a meeting at which holders of more than 50% of the outstanding shares of the Fund (or a class, as applicable) are represented in person or by proxy):

The Fund may not:

    (1) borrow money in an amount in excess of 5% of its gross assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its gross assets, in each case taken at the lower of cost or market value (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts and Forward Contracts and payments of initial and variation margin in connection therewith are not considered a pledge of assets);

    (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (3) concentrate its investments in any particular industry, but if it is deemed appropriate for the attainment of its investment objective, the Fund may invest up to 25% of its assets (taken at market value at the time of each investment) in securities of issuers in any one industry;

    (4) purchase or sell real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), or mineral leases, commodities or commodity contracts (except for Futures Contracts, Options on Futures Contracts and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities. The Fund will not purchase securities for the purpose of acquiring real estate or mineral leases, commodities or commodity contracts (except for Futures Contracts, Options on Futures Contracts and Forward Contracts);

    (5) make loans to other persons. For these purposes the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities in accordance with its investment objectives and policies, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan;

    (6) purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than U.S.
  Government securities;

    (7) purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class;

    (8) invest for the purpose of exercising control or management;

    (9) purchase securities issued by any other registered investment company or registered investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase the securities of any investment company or investment trust if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund shall not purchase securities issued by any open-end investment company;

    (10) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation;

    (11) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is an officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both;

    (12) purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make deposits on margin in connection with options, Futures Contracts, Options on Futures Contracts and Forward Contracts;

    (13) sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

    (14) purchase or sell any put or call option or any combination thereof, provided, that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities or the writing, purchasing and selling of puts, calls or combinations thereof with respect to securities, indexes of securities and Futures Contracts; or

    (15) invest in securities which are subject to legal or contractual restrictions on resale, or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, if more than 10% of the Fund's assets (taken at market value) would be invested in such securities.

These investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

4.  MANAGEMENT OF THE FUND
The Board of Trustees of the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets, and the officers of the Fund are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)


TRUSTEES
A. KEITH BRODKIN,* Chairman and President (born 8/4/35)
Massachusetts Financial Services Company, Chairman and Director

RICHARD B. BAILEY* (born 9/14/26)
Private investor; Massachusetts Financial Services Company, former Chairman and Director (prior to September 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director.

PETER J. HARWOOD (born 4/3/26)
Private Investor
Address: 211 Lindsay Pond Road, Concord, Massachusetts

J. ATWOOD IVES (born 5/1/36)
Eastern Enterprises (diversified services company), Chairman and Chief
  Executive Officer
Address: 9 Riverside Road, Weston, Massachusetts

LAWRENCE T. PERERA (born 6/23/35)
Hemenway & Barnes (attorneys), Partner
Address: 60 State Street, Boston, Massachusetts

WILLIAM J. POORVU (born 4/10/35)
Harvard University Graduate School of Business Administration, Adjunct
  Professor; CBL & Associates Properties, Inc. (a real estate investment trust), Director; The Baupost Fund (a registered investment company), Vice Chairman (since November 1993), Chairman and Trustee (prior to November 1993)
Address: Harvard Business School, Soldiers Field Road, Cambridge,
  Massachusetts

CHARLES W. SCHMIDT (born 3/18/28)
Private investor; OHM Corporation, Director; The Boston Company, Director;
  Boston Safe Deposit and Trust Company, Director; Mohawk Paper Company,
  Director
Address: 30 Colpitts Road, Weston, Massachusetts

ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President,
  Secretary and Director

JEFFREY L. SHAMES* (born 6/2/55)
Massachusetts Financial Services Company, President and Director

ELAINE R. SMITH (born 4/25/46)
Independent Consultant; Brigham and Women's Hospital, Executive Vice President
  and Chief Operating Officer (from August 1990 to September 1992)
Address: Weston, Massachusetts

DAVID B. STONE (born 9/2/27)
North American Management Corp. (investment adviser), Chairman and Director;
  Eastern Enterprises, Director
Address: 10 Post Office Square, Suite 300, Boston, Massachusetts

OFFICERS
A. KEITH  BRODKIN,* Chairman and President (born 8/4/35)
Massachusetts Financial Services Company, Chairman President and Director

W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary

JAMES R. BORDEWICK, JR.,* Assistant Secretary (3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel

JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President

----------
*"Interested persons" (as defined in the Investment Company Act of 1940 ("the
 1940 Act")) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary of MFS is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.

The Fund pays the compensation of non-interested Trustees and Mr. Bailey (who currently receive a fee of $2,500 per year plus $135 per meeting and $100 per committee meeting attended, together with such Trustees' out-of-pocket expenses) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 73 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 73 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Fund for Messrs. Brodkin, Scott and Shames. The Fund will accrue compensation expenses each year to cover current year's service and amortize past service cost.


Set forth below is certain information concerning the cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.

TRUSTEE COMPENSATION TABLE

                                          RETIREMENT
                                        BENEFIT ACCRUED         ESTIMATED           TOTAL TRUSTEE FEES
                   TRUSTEE FEES           AS PART OF           CREDITED YEARS         FROM FUND AND
    TRUSTEE        FROM FUND(1)         FUND EXPENSE(1)         OF SERVICE(2)         FUND COMPLEX(3)
-------------------------------------------------------------------------------------------------------
Richard B. Bailey       $4,185               $1,102                   8                 $247,168
A. Keith Brodkin        --0--                --0--                  N/A                  --0--
Peter G. Harwood         4,585                  736                   5                  105,995
J. Atwood Ives           4,285                1,147                  17                   98,750
Lawrence T. Perera       4,250                2,283                  26                   98,310
William Poorvu           4,450                2,383                  25                  102,840
Charles W. Schmidt       4,585                2,272                  20                  105,995
Arnold D. Scott          --0--                --0--                  N/A                  --0--
Jeffrey L. Shames        --0--                --0--                  N/A                  --0--
Elaine R. Smith          4,585                1,136                  27                  105,995
David B. Stone           4,685                2,389                  14                  108,710

(1) For fiscal year ended December 31, 1996.
(2) Based on normal retirement age of 73.
(3) Information provided is provided for calendar year 1996. All Trustees receiving compensation served as Trustees of 23 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $21.2 billion) except Mr. Bailey, who served as Trustee of 81 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $38.5 billion).

                     ESTIMATED ANNUAL BENEFITS PAYABLE BY
                           FUND UPON RETIREMENT(4)

                                                     YEARS OF SERVICE
AVERAGE TRUSTEE    ------------------------------------------------------------------------------------
      FEES                3                    5                     7                 10 OR MORE
-------------------------------------------------------------------------------------------------------
     $3,767              $565                $  942                $1,318                $1,883
      4,022               603                 1,005                 1,408                 2,011
      4,277               642                 1,069                 1,497                 2,139
      4,533               680                 1,133                 1,586                 2,266
      4,788               718                 1,197                 1,676                 2,394
      5,044               757                 1,261                 1,765                 2,522

(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

As of March 31, 1997 all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

As of March 31, 1997, Nationwide Life Insurance Co., MFS Variable Account, Dept. 1748, Columbus, OH 43721 owned 14.23% of the outstanding Class A shares of the Fund. As of March 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., Attn:
Fund Administration, 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484 owned 7.36% of the outstanding Class B shares of the Fund. As of March 31, 1997, MFS Defined Contribution Plan, c/o Mark Leary, Massachusetts Financial Services, 500 Boylston Street, Boston, MA 02116-3740, owned 100% of the outstanding Class I shares of the Fund.


The Fund's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless, as to liabilities to the Fund or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Fund. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER
MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").


INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the assets of the Fund pursuant to an Advisory Agreement, dated July 19, 1985 (the "Advisory Agreement") between the Adviser and the Fund. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee, computed and paid monthly, at an annual rate equal to 0.5% of the Fund's average daily net assets not in excess of $200 million and 0.4% of the Fund's average daily net assets in excess of $200 million, in each case on an annualized basis.

For the Fund's fiscal year ended December 31, 1996, MFS received fees under the Advisory Agreement of $3,318,022, equivalent on an annualized basis to 0.42% of the Fund's average daily net assets. For the Fund's fiscal year ended December 31, 1995, MFS received fees under the Advisory Agreement of $2,892,782, equivalent on an annualized basis to 0.43% of the Fund's average daily net assets. For the Fund's fiscal year ended December 31, 1994, MFS received fees under the Advisory Agreement of $2,779,813, equivalent on an annualized basis to 0.43% of the Fund's average daily net assets. In order to comply with the expense limitations of certain state securities commissions, the Adviser will reduce its management fee or otherwise reimburse the Fund for any expense, exclusive of interest, taxes and brokerage commissions, incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations. The Adviser will make appropriate adjustments to such reimbursements in response to any amendment or recission of the various state requirements. Any such adjustment would not become effective until the beginning of the Fund's next fiscal year following the date of such amendments or the date on which such requirements become no longer applicable.

The Fund pays all of its expenses (other than those assumed by the Adviser or MFD) including: Trustee fees discussed above, governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing share certificates, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Fund's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. For a list of the Fund's expenses, including the compensation paid to the Trustees who are not officers of the Adviser, during the Fund's fiscal year ended December 31, 1996, see "Financial Statements -- Statement of Operations" in the Annual Report. Payment by the Fund of brokerage commissions for brokerage and research services of value to the Adviser in serving its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions."


MFS pays the compensation of the Fund's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities and all executive and supervisory personnel necessary for managing the Fund's investments, effecting the Fund's portfolio transactions and, in general, administering the Fund's affairs.


The Advisory Agreement will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Fund's Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's outstanding shares (as defined above) or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that MFS may render services to others and that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

ADMINISTRATOR
MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

CUSTODIAN

State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as dividend disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.


SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement, effective August 1, 1985 (the "Agency Agreement") with the Fund. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and keeping records in connection with the issuance, transfer and redemption of each class of the shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.13%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent of the Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement, dated January 1, 1995 (the "Distribution Agreement"). Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of Class A shares of the Fund is calculated by dividing net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other Funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI).

Class A shares of the Fund may be sold at their net asset value to certain persons and in certain instances as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases"). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. In addition, MFD, on behalf of the Fund, pays commissions to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.


CLASS B SHARES AND CLASS I SHARES: MFD acts as agent in selling Class B shares and Class I shares of the Fund to dealers. The public offering price of Class B shares and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus Supplement to which Class I shares are offered).


GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. Occasionally, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


During the Fund's fiscal year ended December 31, 1996, MFD received sales charges of $66,024 and dealers received sales charges of $422,680 (as their concession on gross sales charges of $488,704) for selling Class A shares of the Fund; the Fund received $32,598,483 representing the aggregate net asset value of such shares. During the Fund's fiscal year ended December 31, 1995, MFD received sales charges of $54,989 and dealers received sales charges of $379,375 (as their concession on gross sales charges of $434,364) for selling Class A shares of the Fund; the Fund received $24,614,273 representing the aggregate net asset value of such shares. During the Fund's fiscal year ended December 31, 1994, MFD received sales charges of $56,405 and dealers received sales charges of $361,275 (as their concession on gross sales charges of $417,680) for selling Class A shares of the Fund; the Fund received $22,722,275 representing the aggregate net asset value of such shares.

During the Fund's fiscal years ended December 31, 1996, 1995 and 1994, the Contingent Deferred Sales Charge ("CDSC") imposed on redemption of Class A shares was approximately $651, $2,157 and $3,245, respectively. During the Fund's fiscal years ended December 31, 1996, 1995 and 1994, the CDSC imposed on redemption of Class B shares was approximately $14,022, $7,176 and $2,336, respectively.

The Distribution Agreement will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


5.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Specific decisions to purchase or sell securities for the Fund are made by a portfolio committee which consists of employees of the Adviser who are appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. Members of the Fund's portfolio committee may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving options, Futures Contracts and Options on Futures Contracts and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions. From time to time, soliciting dealer fees may be available to the Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees will be in effect recaptured for the Fund by the Adviser to the extent possible. At present no other recapture arrangements are in effect.


Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"), and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer, which provides brokerage and research services to the Fund and to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes: advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund.The Trustees of the Fund (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $39,100 of commission business from the MFS Funds to the Pershing Division of Donaldson, Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser is unable to quantify the amount of commissions set forth below which were paid as a result of such Research because a substantial number of transactions were effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee paid by the Fund to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


For the fiscal years ended December 31, 1996, 1995 and 1994, the Fund paid brokerage commissions of $1,066,930, $2,027,522 and $1,558,456, respectively, on total transactions (excluding transactions involving U.S. Government securities and short-term obligations for which no brokerage commissions are paid) of $624,384,822, $1,097,162,218 and $1,081,634,537, respectively. For the fiscal year ended December 31, 1996, the Fund acquired and retained securities issued by Charles Schwab Corp., a regular broker-dealer of the Fund, which securities had a value of $14,874,000.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

6.  SHAREHOLDER SERVICES
INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

  LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any classes of other MFS Funds or MFS Fixed Fund within a 13-month period (or a 36-month period for purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Fund's Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


  RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares with a current offering price value of $37,500 and purchases an additional $12,500 of Class A shares of the Fund, the sales charge for the $12,500 purchase would be at the rate of 4.75% (the rate applicable to single transactions of $50,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

  SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


  DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Family of Funds, if such shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and not subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

  SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of the establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions held in the shareholder's account (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B shares will be made in the following order: (i) to the extent necessary, any "Free Amount"; (ii) any "Reinvested Shares"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in additional full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares generally having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

  INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

  GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not a Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


  AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds (if available for sale) under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 may be made to up to six different funds effective on the seventh day of each month or every third month, depending on whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before the exchange is scheduled, such funds may not be available for exchange until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made, the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") have been received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges, are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the exchange privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

  REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund in the case where the shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of their initial purchase in the case of Class B shares or within 12 months of the initial purchase in the case of certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.


EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.


Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's exchange instruction to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund acquired through direct purchase or dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state- specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).


TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through investment dealers, plans and/or custody agreements for the following:


    Individual Retirement Accounts (IRAs) (for individuals and their non-employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

    Simplified Employee Pension (SEP-IRA) Plans;

    Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986 (the "Code"), as amended;

    403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

    Certain other qualified pension and profit-sharing plans.

The plan documents and forms provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.


7.  TAX STATUS
The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.

Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. A portion of the Fund's ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within ninety days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

The Fund's current dividend and accounting policies will affect the amount, timing and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in zero coupon bonds, deferred interest bonds, payment in kind bonds and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

The Fund's transactions in options, Futures Contracts and Forward Contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts and Forward Contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and other payments made to Non-U.S. Persons that are subject to such withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by non-U.S. persons may also be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

As long as it qualifies as a "regulated investment company" under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

8.  DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. As of the date of this SAI, the Exchange is open for trading every week day except for the following holidays (or the days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Bonds and other fixed income securities (other than short-term obligations) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Use of the pricing service has been approved by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Other short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Positions in listed options, Futures Contracts and Options on Futures Contracts will normally be valued at the settlement price on the exchange on which they are primarily traded. Positions in over-the-counter options will be valued using dealer-supplied valuations. Forward Contracts will be valued using a pricing model taking into consideration market data from an extended pricing source and over-the-counter options for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


PERFORMANCE INFORMATION
TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or maximum offering price), to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the sales charge (5.75% maximum), and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.

The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public.

As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

Total rate of return quotations for each class are presented in Appendix A attached hereto under the heading "Performance Quotations."

PERFORMANCE RESULTS: The performance results for Class A shares presented in Appendix A attached hereto under the heading "Performance Results", assume an initial investment of $10,000 in Class A shares, and cover the period from January 1, 1987 through December 31, 1996. It has been assumed that dividends and capital gain distributions were reinvested in additional shares. These performance results, as well as any total rate of return quotation provided by the Fund, should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

GENERAL: From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and other similar or related matters.

From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planningsm program, an inter-generational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.


MFS FIRSTS: MFS has a long history of innovations.
       -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

       -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

       -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

       -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure
                 Act").

       -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.

       -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

       -- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

       -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

       -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

       -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

       -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

       -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

       -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

       -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

       -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

       -- 1993 -- MFS becomes money manager of MFS(R) Union Standard Trust, the first trust to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.


9.  DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A and Class B shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the Fund's expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is are described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid: (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to the Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended December 31, 1996, the Fund paid the following Distribution Plan expenses:

                                    AMOUNT OF      AMOUNT OF      AMOUNT OF
                                  DISTRIBUTION   DISTRIBUTION   DISTRIBUTION
                                   AND SERVICE    AND SERVICE    AND SERVICE
                                    FEES PAID    FEES RETAINED  FEES RECEIVED
CLASSES OF SHARES                    BY FUND        BY MFD        BY DEALERS
-----------------                    -------     -------------  -------------
Class A shares                     $1,221,225      $647,559       $573,666

Class B shares                     $  101,393      $ 78,991       $ 22,402

GENERAL: The Distribution Plan will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.


10. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. The Declaration of Trust further authorizes the Trustees to classify or reclassify the shares of the Fund into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of shares of the Fund, Class A shares and Class B shares as well as Class I shares for the Fund. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. The Fund reserves the right to create and issue a number of series and additional classes of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series (subject to any class expenses) and would be entitled to vote separately to approve investment advisory agreements or changes in the investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Upon liquidation of the Fund, the shareholders of each class of the Fund are entitled to share pro rata in the net assets allocable to such class available for distribution to its shareholders.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. No material amendment may be made to the Fund's Declaration of Trust without the affirmative vote of the holders of a majority of the Fund's shares. The Fund may be terminated (i) upon the merger or consolidation of the Fund with another organization or upon the sale of all or substantially all its assets, if approved by the vote of the holders of two-thirds of the outstanding shares of the Fund, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Fund's outstanding shares will be sufficient, (ii) upon liquidation and distribution of the assets of the Fund, if approved by the vote of the holders of two-thirds of its outstanding shares or (iii) by the Trustees by written notice to the Fund's shareholders. If not so terminated, the Fund will continue indefinitely.

The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund and provides for indemnification and reimbursement of expenses out of the Fund property for any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

11.  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments at December 31, 1996, the Statement of Assets and Liabilities at December 31, 1996, the Statement of Operations for the year ended December 31, 1996, the Statement of Changes in Net Assets for each of the years in the two-year period ended December 31, 1996, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Deloitte & Touche LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                    APPENDIX A
                         DESCRIPTION OF BOND RATINGS

                                   MOODY'S

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                                    S & P

AAA: Debt rated AAA has the highest rating assigned by S & P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to
CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR: indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                        FITCH INVESTORS SERVICE, INC.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeble future developments, short-term debt of these issuers is generally rated "F- 1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                                                                    APPENDIX B
                           PERFORMANCE INFORMATION

The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.

                    PERFORMANCE RESULTS -- CLASS A SHARES

                      VALUE OF       VALUE OF       VALUE OF
                   INITIAL $10,000     GAIN       REINVESTED        TOTAL
  YEAR ENDED          INVESTMENT   DISTRIBUTIONS   DIVIDENDS        VALUE
  ----------       --------------- -------------   ---------        -----

 December 31, 1987      $ 9,091      $   572         $  136        $ 9,799
 December 31, 1988        9,217        1,161            305         10,683
 December 31, 1989        9,192        3,896            638         13,726
 December 31, 1990        8,385        3,766            977         13,128
 December 31, 1991        9,041        5,740          1,289         16,070
 December 31, 1992        9,394        6,361          1,553         17,308
 December 31, 1993        9,722        8,306          2,083         20,111
 December 31, 1994        8,553        8,834          1,888         19,275
 December 31, 1995       10,042       12,572          3,309         25,923
 December 31, 1996       10,908       15,937          4,746         31,591

Explanatory Notes: The results in the table assume that income dividends and capital gain distributions were invested in additional shares. The results also assume that the initial investment in Class A shares was reduced by the current maximum applicable sales charge. No adjustment has been made for income taxes, if any, payable by shareholders.

                            PERFORMANCE QUOTATIONS

All performance quotations are for the fiscal year ended December 31, 1996.

                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                --------------------------------
                                                1 YEAR     5 YEAR     10 YEAR
                                                ------     ------     -------
Class A shares with sales charge .........      14.84%     13.13%      12.19%
Class A shares without sales charge ......      21.87%     14.47%      12.85%
Class B shares with CDSC .................      16.72%     13.53%(1)   12.51%(1)
Class B shares without CDSC ..............      20.72%     13.77%(1)   12.51%(1)

(1) Class B share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class B shares differ. Class B share performance has been adusted to reflect that Class B shares generally are subject to CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class B share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company 225
Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110


[logo] MFS(SM)
INVESTMENT MANAGEMENT
 We invented the mutual fund(SM)


MFS(R) GROWTH OPPORTUNITIES FUND
500 Boylston Street
Boston, MA 02116

                                                     MGO-13-5/97/525    16/216

[cover]

[logo] MFS(SM)
INVESTMENT MANAGEMENT

Annual Report
for Year Ended
December 31, 1996

MFS(R) Growth Opportunities Fund

  [graphic photo of microchip]

Table of Contents

Letter from the Chairman                           1
A Discussion with the Portfolio Manager            2
Portfolio Manager's Profile                        4
Performance Summary                                5
Fund Facts                                         7
Portfolio of Investments                           8
Financial Statements                              12
Notes to Financial Statements                     18
Independent Auditors' Report                      24
Trustees and Officers                             25


                                [graphic box]
Highlights

(bullet) For the year ended December 31, 1996, Class A shares of the Fund provided a total return at net asset value of 21.87%, while Class B shares returned 20.72%.

(bullet) The Fund benefited from a significant weighting in large-capitalization technology stocks, such as Intel Corp. and Microsoft Corp. Other important technology holdings included Oracle Systems, Corp. and Cisco Systems, Inc.

(bullet) Holdings in the leisure area, such as Hospitality Franchise Systems and Promus Hotels Corp., also contributed to performance.

(bullet) We believe the economy's moderate growth rate, combined with low inflation, should continue to provide a favorable backdrop for companies that can deliver good earnings growth.

Letter from the Chairman

[photo of A. Keith Brodkin]

Dear Shareholders:

After more than six years of expansion, the U.S. economy appears to be headed toward another year of moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, recent gains in important sectors such as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high levels of consumer debt and the attendant rise in personal bankruptcies, as well as the modestly disappointing levels of holiday sales. Also, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

   We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. We also believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

   We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

January 13, 1997

A Discussion with the Portfolio Manager

                                   [photo]
                               Paul M. McMahon

For the year ended December 31, 1996, Class A shares of the Fund provided a total return of 21.87%, while Class B shares returned 20.72%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 22.64% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The S&P 500 is a popular, unmanaged index of common stock performance.

Q. What do you see as some of the reasons for this performance, Paul?

A. The Fund benefited from a significant weighting in large-capitalization technology stocks, such as Intel Corp. and Microsoft Corp., which were leading performers due to the continued strong demand for personal computers. Other significant technology holdings, such as Oracle Systems Corp. and Cisco Systems, Inc., also benefited from continued strong demand for their products. Holdings in the leisure area, such as Hospitality Franchise Systems
(HFS) and Promus Hotels Corp., were significant contributors to performance. Other names such as Tyco International, a fire control and health care products manufacturer, and Wisconsin Central Transportation, a railroad, also contributed significantly to the current year's results.

Q. How would you describe the overall business and economic environment you faced over the past year, particularly as it relates to the Fund?

A. The economy continues to grow at a moderate rate with real (gross domestic product) growth of around 2.5% while inflation remains at a moderate level of 2.5% a year. This period of both moderate economic growth and inflation has provided a positive backdrop for further growth in corporate earnings and continued appreciation of the stock market.

Q. We noticed that technology stocks make up the largest sector in the Fund. What is it you like about this sector, and could you discuss any sub-groups within technology that you find particularly attractive?

A. The technology weighting is high and added to performance in 1996 because of the strong results that specific holdings delivered during the year. Due to a low inflationary environment and an inability to raise prices, corporations must rely on continued improvement in productivity to improve their operation and generate higher earnings. One of the driving forces in improving productivity is the use of the advancements in technology to drive costs lower or to improve product features and competitive position. The Fund has a large weighting in semiconductor companies and software applications companies, which are part of this broader trend of improving productivity. Companies that are focused on the personal computer, such as Intel, which makes microprocessor semiconductors, and Microsoft, which develops the operating system and application software, continue to increase functionality to the personal computer. This expands its uses and adds to further productivity throughout the economy, from small entrepreneurial firms to large corporations. This sector can be volatile at times, but we believe its high long-term past performance results make it attractive. It is important to emphasize that the names in the sector are selected individually and the large weightings represent the number of well-positioned companies that we have identified in this area.

Q. Your second-largest sector is leisure. What do you like about this sector?

A. The large weighting in the leisure sector is concentrated in specific names within hospitality such as HFS and Promus. HFS has strong brand positions in a number of businesses which generate significant cash flow such as hotel franchising where it controls the Days' Inn, Super 8 Motel, and Ramada Inn brands; real estate agency franchising, with brands such as Century 21; and car rental agency franchising with Avis. The strong cash flow generated from these businesses allows for additional acquisitions and share buybacks to help increase earnings further into the future. Promus Hotel is one of the fastest growing hotel franchises with brands such as Embassy Suite, Hampton Inn, and Homewood Suites. The rapid development of new units under these three brands is leading to continued strong earnings growth.

Q. In general, what characteristics or qualities do you look for when selecting stocks for the Fund?

A. I look for five key characteristics in selecting stocks to add to the Fund. These are good earnings momentum, good management, the ability to benefit from positive secular trends in the economy, a good balance sheet with positive cash flow generation, and reasonable valuation. Earnings momentum is important because ultimately earnings drive stock prices over the long term. Good management adds significantly to an enterprise's value by making the right strategic and competitive decisions over time. This is why we feel it is important to visit with corporate managements to understand their strategies and evaluate their abilities to execute them. A good financial position and strong cash flow from the operations provide a company with the ability to take advantage of competitive opportunities as they present themselves in the marketplace. Trying to buy stocks at a reasonable valuation is accomplished by comparing earnings growth to a company's price-to-earnings ratio (P/E), which helps determine whether it is reasonable relative to the market as a whole. Sell ideas are generated when a holding violates one or more of these same characteristics, for example, if earnings begin to slow significantly or the P/E relative to the growth rate makes a stock overvalued.

Q. As you look ahead, what changes do you see in the overall market or economic environment, particularly as it relates to the Fund, and how are you positioning the Fund to try and take advantage of those changes?

A. The most important factor is that the economy remains at a moderate growth level with inflation also at a moderate pace. This environment provides a good backdrop for companies that can deliver good earnings growth. We believe this combination should help result in stock price appreciation under the current economic conditions. We remain committed to finding the best earnings growth available, at the most reasonable valuations in trying to shape the Fund for the future.

Respectfully,

/s/ Paul M. McMahon

Paul M. McMahon
Portfolio Manager

                                [graphic box]
Portfolio Manager's Profile

Paul M. McMahon joined the MFS Research Department in 1981 as an industry specialist. A graduate of Holy Cross College and the Amos Tuck School of Business Administration of Dartmouth College, he was named Investment Officer in 1983, Assistant Vice President - Investments in 1984, Vice President - Investments in 1986, and Senior Vice President and Portfolio Manager of MFS Growth Opportunities Fund in 1992.

Performance Summary

The information below and on the following page illustrates the historical performance of MFS Growth Opportunities Fund Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 5.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in loads and fees paid by shareholders investing in the different classes. You cannot invest in an index. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Growth of a Hypothetical $10,000 Investment
(For the 5-Year Period Ended December 31, 1996)

                        [line chart]

          MFS Growth
          Opportunities       Consumer            S&P 500 Composite
          Fund (Class A)      Price Index--U.S.   Index
12/91      9,422              10,000              10,000
12/92     10,147              10,287              10,760
12/93     11,791              10,573              11,843
12/94     11,301              10,856              11,992
12/95     15,198              11,124              16,483
12/96     18,521              11,523              20,249


Growth of a Hypothetical $10,000 Investment
(For the 10-Year Period Ended December 31, 1996)

                        [line chart]

          MFS Growth
          Opportunities       Consumer            S&P 500 Composite
          Fund (Class A)      Price Index--U.S.   Index
12/86      9,428              10,000              10,000
           9,799              10,441              10,522
12/88     10,684              10,899              12,255
          13,727              11,406              16,127
12/90     13,128              12,102              15,622
          16,070              12,473              20,374
12/92     17,308              12,831              21,922
          20,111              13,188              24,128
12/94     19,276              13,541              24,432
          25,923              13,875              33,582
12/96     31,591              14,373              41,254

Average Annual Total Returns                1 Year     3 Years   5 Years    10 Years
 ----------------------------------------- ---------  ---------  --------- -----------
MFS Growth Opportunities Fund (Class A)
   including 5.75% sales charge             +14.84%    +13.96%    +13.13%    +12.19%
 ----------------------------------------- ---------  ---------  --------- -----------
MFS Growth Opportunities Fund (Class A)
   at net asset value                       +21.87%    +16.25%    +14.47%    +12.85%
 ----------------------------------------- ---------  ---------  --------- -----------
MFS Growth Opportunities Fund (Class B)
   with CDSC                                +16.72%    +14.42%    +13.53%    +12.51%
 ----------------------------------------- ---------  ---------  --------- -----------
MFS Growth Opportunities Fund (Class B)
   without CDSC                             +20.72%    +15.18%    +13.77%    +12.51%
 ----------------------------------------- ---------  ---------  --------- -----------
Average growth fund+                        +19.24%    +15.23%    +13.04%    +13.47%
 ----------------------------------------- ---------  ---------  --------- -----------
Standard & Poor's 500 Composite Index+      +22.64%    +19.58%    +15.15%    +15.23%
 ----------------------------------------- ---------  ---------  --------- -----------
Consumer Price Index*                       + 3.56%    + 2.91%    + 2.88%    + 3.69%
 ----------------------------------------- ---------  ---------  --------- -----------

*The Consumer Price Index is a popular measure of change in prices. +Source: Lipper Analytical Services.

Class B results including the contingent deferred sales charge (CDSC), reflect the applicable CDSC, which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class B shares have no initial sales charge but have higher annual fees and expenses than Class A shares.

Class B share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993. Sales charges and operating expenses for Class A and Class B shares differ. The Class A share performance, which is included within the Class B share performance, including CDSC, has been adjusted to reflect the CDSC generally applicable to Class B shares rather than the initial sales charge generally applicable to Class A shares. Class B share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

                                [graphic box]
Tax Form Summary

In January 1997, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1996.

The Trust has designated $59,654,925 as a long-term capital gain distribution for tax purposes. This distribution was made to shareholders of record as of December 23, 1996, payable January 2, 1997.

Dividends-Received Deduction

For the year ended December 31, 1996, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 13.76%.

                                [graphic box]
Fund Facts

Strategy:              The Fund's investment objective is to seek growth of
                       capital. Dividend income, if any, is incidental to the Fund's objective. Generally, emphasis is placed upon companies believed to possess above-average growth opportunities.

Commencement of
investment operations: September 9, 1970

Size:                  $822.8 million net assets as of December 31, 1996



Portfolio Concentration
Top Ten Equity Holdings as of December 31, 1996

Intel Corp.
Semiconductor manufacturer

HFS, Inc.
Franchiser of hotels and real estate companies

Tyco International Ltd.
Manufacturer of fire protection, packaging, and electronic equipment

Philip Morris Cos., Inc.
Tobacco, food, and beverage conglomerate

Microsoft Corp.
Computer software and systems company

Cadence Design Systems, Inc.
Computer software and systems company

Wisconsin Central Transportation Corp.
Midwestern railroad company

Oracle Systems Corp.
Database software developer and manufacturer

Cisco Systems, Inc.
Computer network developer

Promus Hotel Corp.
Hotel operator



Largest Sectors
                                 [pie chart]
Other 41.2%*
Technology 27.8%
Leisure 12.7%
Industrial Goods & Services 10.6%
Financial Services 7.7%

*For a more complete breakdown, refer to the Portfolio of Investments.

Portfolio of Investments - December 31, 1996

Stocks - 99.6%
-------------------------------------------------------------------------------

Issuer                                                      Shares          Value
 ---------------------------------------------------------------------  -------------
U.S. Common Stocks - 93.1%
 Advertising - 0.2%
    Tmp Worldwide, Inc.                                       27,600      $   351,900
    Universal Outdoor Holdings, Inc.*                         54,500        1,280,750
                                                                        -------------
                                                                          $ 1,632,650
 ---------------------------------------------------------------------  -------------
 Aerospace - 3.6%
    Lockheed Martin Corp.                                     85,372      $ 7,811,538
    McDonnell-Douglas Corp.                                  215,500       13,792,000
    United Technologies Corp.                                122,200        8,065,200
                                                                        -------------
                                                                          $29,668,738
 ---------------------------------------------------------------------  -------------
 Agricultural Products - 2.3%
    AGCO Corp.                                               223,000      $ 6,383,375
    Case Corp.                                               234,300       12,769,350
                                                                        -------------
                                                                          $19,152,725
 ---------------------------------------------------------------------  -------------
 Airlines - 0.9%
    America West Airlines, "B"*                              146,400      $ 2,324,100
    Southwest Airlines Co.                                   241,200        5,336,550
                                                                        -------------
                                                                          $ 7,660,650
 ---------------------------------------------------------------------  -------------
 Automotive - 0.6%
    APS Holding Corp., "A"*                                   85,600      $  1,326,80
    Goodrich (B.F.) Co.                                       95,200        3,855,600
                                                                        -------------
                                                                          $ 5,182,400
 ---------------------------------------------------------------------  -------------
 Banks and Credit Companies - 0.7%
    Fleet/Norstar Financial Group, Inc.                      116,500      $ 5,810,438
 ---------------------------------------------------------------------  -------------
 Business Machines - 0.8%
    Sun Microsystems, Inc.*                                  246,200      $ 6,324,263
 ---------------------------------------------------------------------  -------------
 Business Services - 6.0%
    AccuStaff, Inc.*                                          99,800      $ 2,108,275
    ADT Ltd.*                                                504,700       11,545,013
    ALCO Standard Corp.                                      244,100       12,601,662
    Ceridian Corp.*                                          150,800        6,107,400
    Corestaff, Inc.*                                          88,725        2,101,673
    DST Systems, Inc.*                                       250,300        7,853,163
    Loewen Group, Inc.                                       122,200        4,781,075
    Sabre Group Holding, Inc., "A"*                           75,400        2,101,775
                                                                        -------------
                                                                          $49,200,036
 ---------------------------------------------------------------------  -------------
 Chemicals - 0.6%
    Betzdearborn, Inc.                                        22,300      $ 1,304,550
    Praxair, Inc.                                             84,100        3,879,113
                                                                        -------------
                                                                          $ 5,183,663
 ---------------------------------------------------------------------  -------------
 Computer Software - Personal Computers - 4.1%
    Electronic Arts, Inc.*                                   128,400      $ 3,843,975
    First Data Corp.                                         149,800        5,467,700
    Microsoft Corp.*                                         297,600       24,589,200
                                                                        -------------
                                                                          $33,900,875
 ---------------------------------------------------------------------  -------------
 Computer Software - Systems - 8.9%
    Adobe Systems, Inc.                                      293,800      $10,980,775
    BMC Software, Inc.*                                       37,200        1,539,150
    Cadence Design Systems, Inc.*                            561,175       22,306,706
    Computer Associates International, Inc.                  177,650        8,838,088

                                      8

Portfolio of Investments - continued

Stocks - continued
--------------------------------------------------------------------------------
Issuer                                                       Shares          Value
 ---------------------------------------------------------------------  -------------
U.S. Common Stocks - continued
 Computer Software - Systems - continued
    Micros Systems, Inc.*                                    156,400      $ 4,809,300
    Oracle Systems Corp.*                                    442,650       18,480,637
    Sybase, Inc.*                                            181,900        3,035,456
    Synopsys, Inc.*                                           70,000        3,237,500
                                                                        -------------
                                                                          $73,227,612
 ---------------------------------------------------------------------  -------------
 Consumer Goods and Services - 7.6%
    Colgate-Palmolive Co.                                     79,900      $ 7,370,775
    Gillette Co.                                              28,900        2,246,975
    Philip Morris Cos., Inc.                                 235,300       26,500,662
    Tyco International Ltd.                                  503,000       26,596,125
                                                                        -------------
                                                                          $62,714,537
 ---------------------------------------------------------------------  -------------
 Defense Electronics - 1.7%
    Loral Space & Communications Corp.*                      759,100      $13,948,463
 ---------------------------------------------------------------------  -------------
 Electrical Equipment - 1.0%
    General Electric Co.                                      86,800      $ 8,582,350
 ---------------------------------------------------------------------  -------------
 Electronics - 8.8%
    Altera Corp.*                                            176,700      $12,843,881
    Analog Devices, Inc.*                                    284,050        9,622,194
    Intel Corp.                                              286,800       37,552,875
    LSI Logic Corp.*                                         230,300        6,160,525
    Maxim Integrated Products, Inc.*                          53,500        2,313,875
    Xilinx, Inc.*                                             97,000        3,570,812
                                                                        -------------
                                                                          $72,064,162
 ---------------------------------------------------------------------  -------------
 Entertainment - 4.3%
    Clear Channel Communications, Inc.*                       84,700      $ 3,059,787
    Cox Radio, Inc., "A"*                                      7,400          129,500
    Harrah's Entertainment, Inc.*                            590,100       11,728,237
    Infinity Broadcasting Corp., "A"*                         40,900        1,375,263
    Jacor Communications, Inc., "A"*                         229,200        6,274,350
    LIN Television Corp.*                                    132,500        5,598,125
    Mirage Resorts, Inc.*                                    320,600        6,932,975
    Univision Communications, Inc., "A"*                       5,000          185,000
                                                                        -------------
                                                                          $35,283,237
 ---------------------------------------------------------------------  -------------
 Financial Institutions - 5.9%
    Associates First Capital Corp., "A"                       36,400      $ 1,606,150
    Federal Home Loan Mortgage Corp.                          95,000       10,461,875
    Financial Federal Corp.*                                 137,650        2,305,638
    Finova Group, Inc.                                       118,300        7,600,775
    Franklin ReSources, Inc.                                  59,900        4,095,662
    Green Tree Financial Corp.                               204,500        7,898,812
    Schwab (Charles) Corp.                                   464,800       14,873,600
                                                                        -------------
                                                                          $48,842,512
 ---------------------------------------------------------------------  -------------
 Food and Beverage Products - 0.8%
    PepsiCo, Inc.                                            214,700      $ 6,279,975
 ---------------------------------------------------------------------  -------------
 Insurance - 0.7%
    Amerin Corp.*                                             55,800      $ 1,436,850
    Chubb Corp.                                               77,800        4,181,750
                                                                        -------------
                                                                          $ 5,618,600
 ---------------------------------------------------------------------  -------------

                                      9

Portfolio of Investments - continued

Stocks - continued
--------------------------------------------------------------------------------

Issuer                                                       Shares          Value
 ---------------------------------------------------------------------  -------------
U.S. Common Stocks - continued
 Machinery - 1.4%
    Deere & Co., Inc.                                        170,600      $ 6,930,625
    IDEX Corp.                                               120,900        4,820,888
                                                                        -------------
                                                                          $11,751,513
 ---------------------------------------------------------------------  -------------
 Medical and Health Products - 1.7%
    Johnson & Johnson                                        238,300      $11,855,425
    Omnicare, Inc.                                            57,600        1,850,400
                                                                        -------------
                                                                          $13,705,825
 ---------------------------------------------------------------------  -------------
 Medical and Health Technology and Services - 4.3%
    HealthSource, Inc.*                                      468,400      $ 6,147,750
    HealthSouth Corp.*                                       212,600        8,211,675
    Oxford Health Plans, Inc.*                               111,400        6,523,863
    United Healthcare Corp.                                  313,500       14,107,500
                                                                        -------------
                                                                          $34,990,788
 ---------------------------------------------------------------------  -------------
 Metals and Minerals - 0.5%
    Minerals Technologies, Inc.                              101,100      $ 4,145,100
 ---------------------------------------------------------------------  -------------
 Oils - 1.1%
    Mobil Corp.                                               73,500      $ 8,985,375
    Titan Exploration, Inc.*                                  22,900          274,800
                                                                        -------------
                                                                          $ 9,260,175
 ---------------------------------------------------------------------  -------------
 Photographic Products - 1.5%
    Eastman Kodak Co.                                        149,800      $12,021,450
 ---------------------------------------------------------------------  -------------
 Railroads - 3.1%
    Burlington Northern Santa Fe Railway Co.                  42,900      $ 3,705,488
    Wisconsin Central Transportation Corp.*                  541,300       21,449,012
                                                                        -------------
                                                                          $25,154,500
 ---------------------------------------------------------------------  -------------
 Restaurants and Lodging - 6.3%
    HFS, Inc.*                                               550,700      $32,904,325
    Promus Hotel Corp.*                                      533,750       15,812,344
    Renaissance Hotel Group N.V.*                            148,900        3,499,150
                                                                        -------------
                                                                          $52,215,819
 ---------------------------------------------------------------------  -------------
 Stores - 5.1%
    Ann Taylor Stores Corp.*                                 173,400      $ 3,034,500
    Corporate Express, Inc.*                                  57,200        1,683,825
    Duty Free International, Inc.                             26,900          390,050
    Federated Department Stores, Inc.*                       228,500        7,797,562
    General Nutrition Cos., Inc.*                            393,300        6,636,937
    Linens "N" Things, Inc.*                                  31,700          622,113
    Micro Warehouse, Inc.*                                   233,800        2,747,150
    Office Depot, Inc.*                                      467,900        8,305,225
    Officemax, Inc.*                                         222,100        2,359,813
    Sears, Roebuck & Co.                                     107,400        4,953,825
    Staples, Inc.*                                           193,400        3,493,287
                                                                        -------------
                                                                          $42,024,287
 ---------------------------------------------------------------------  -------------
 Supermarkets - 1.5%
    Safeway, Inc.*                                           278,900      $11,922,975
 ---------------------------------------------------------------------  -------------
 Telecommunications - 7.1%
    Ascend Communications, Inc.*                              62,400      $ 3,876,600
    Cisco Systems, Inc.*                                     262,600       16,707,925

                                      10

Portfolio of Investments - continued

Stocks - continued
--------------------------------------------------------------------------------

Issuer                                                       Shares          Value
 ---------------------------------------------------------------------  -------------
U.S. Common Stocks - continued
 Telecommunications - continued
    Glenayre Technologies, Inc.*                              532,600    $ 11,484,187
    Lucent Technologies, Inc.                                  47,100       2,178,375
    MFS Communications Co., Inc.*                              55,300       3,013,850
    Tel-Save Holdings, Inc.*                                   60,050       1,741,450
    Telco Communications Group*                                40,000         700,000
    Teleport Communications Group, Inc., "A"*                 108,600       3,312,300
    Tellabs, Inc.*                                            106,200       3,995,775
    WorldCom, Inc.*                                           445,900      11,621,269
                                                                        -------------
                                                                         $ 58,631,731
 ---------------------------------------------------------------------  -------------
Total U.S. Common Stocks                                                 $766,102,049
 ---------------------------------------------------------------------- -------------
Foreign Stocks - 6.5%
 Canada - 0.7%
    Loewen Group, Inc. (Business Services)##                   75,000    $  2,928,191
    Canadian National Railway Co. (Railroads)*                 74,600       2,834,800
                                                                        -------------
                                                                         $  5,762,991
 ---------------------------------------------------------------------  -------------
 Finland - 0.5%
    Nokia Corp., ADR (Telecommunications)                      74,700    $  4,304,588
 ---------------------------------------------------------------------  -------------
 Germany - 0.7%
    Sap AG, Preferred (Computer Software - Systems)            43,400    $  6,064,998
 ---------------------------------------------------------------------  -------------
 Hong Kong - 0.4%
    Peregrine Investment Holdings (Finance)                 1,662,000    $  2,847,362
 ---------------------------------------------------------------------  -------------
 Italy - 1.5%
    Gucci Group Designs N.V. (Apparel and Textiles)            37,600    $  2,401,700
    Telecom Italia S.p.A. (Telecommunications)              4,846,200       6,910,603
    Telecom Italia S.p.A., Saving Shares
      (Telecommunications)                                  1,201,600       3,035,163
                                                                        -------------
                                                                         $ 12,347,466
 ---------------------------------------------------------------------  -------------
 Singapore - 0.3%
    Mandarin Oriental International, Ltd. (Restaurants
      and Lodging)                                          1,953,429    $  2,754,335
 ---------------------------------------------------------------------  -------------
 South Korea - 0.7%
    Korea Mobile Telecom (Telecommunications)                 468,032    $  6,025,912
 ---------------------------------------------------------------------  -------------
 Sweden - 1.7%
    Astra AB, "B" (Pharmaceuticals)                           245,500    $ 11,851,724
    Nobel Biocare AB (Medical and Health Products)             93,600       1,648,129
                                                                        -------------
                                                                         $ 13,499,853
 ---------------------------------------------------------------------  -------------
Total Foreign Stocks                                                     $ 53,607,505
 ---------------------------------------------------------------------- -------------
Total Stocks (Identified Cost, $602,692,690)                             $819,709,554
 ---------------------------------------------------------------------- -------------
Warrants
    Peregrine Investment Holdings
      (Identified Cost, $32,793)                              264,400    $     84,612
 ---------------------------------------------------------------------  -------------
Total Investments (Identified Cost, $602,725,483)                        $819,794,166
Other Assets, Less Liabilities - 0.4%                                       3,033,051
 ---------------------------------------------------------------------- -------------
Net Assets - 100.0%                                                      $822,827,217
 ---------------------------------------------------------------------- -------------

*Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

December 31, 1996
------------------------------------------------------------------------------------ -----
Assets:
    Investments, at value (identified cost, $602,725,483)                    $819,794,166
    Cash                                                                       11,147,009
    Receivable for Fund shares sold                                             1,133,576
    Dividends receivable                                                          719,341
    Other assets                                                                    7,832
                                                                             -------------
      Total assets                                                           $832,801,924
                                                                             -------------
Liabilities:
    Distributions payable                                                    $  3,736,515
    Payable for investments purchased                                             250,387
    Payable for Fund shares reacquired                                          5,394,717
    Payable to affiliates -
     Management fee                                                                28,857
     Shareholder servicing agent fee                                                9,516
     Distribution fee                                                             312,076
    Accrued expenses and other liabilities                                        242,639
                                                                             -------------
      Total liabilities                                                      $  9,974,707
                                                                             -------------
Net assets                                                                   $822,827,217
                                                                             -------------
Net assets consist of:
    Paid-in capital                                                          $607,325,371
    Unrealized appreciation on investments                                    217,068,683
    Accumulated distributions in excess of net realized gain on
      investments and foreign currency transactions                            (1,498,157)
    Accumulated net investment loss                                               (68,680)
                                                                             -------------
      Total                                                                  $822,827,217
                                                                             -------------
Shares of beneficial interest outstanding                                      63,480,991
                                                                             -------------
Class A shares:
    Net asset value per share
      (net assets of $807,657,296 / 62,289,208 shares of beneficial
      interest outstanding)                                                     $12.97
                                                                             -------------
    Offering price per share (100 / 94.25)                                      $13.76
                                                                             -------------
Class B shares:
    Net asset value and offering price per share
      (net assets of $15,169,921 / 1,191,783 shares of beneficial interest
      outstanding)                                                              $12.73
                                                                             -------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------

Year Ended December 31, 1996
 -------------------------------------------------------------------------  -------------
Net investment income:
  Income -
   Dividends                                                                $  5,034,859
   Interest                                                                      245,422
   Foreign taxes withheld                                                        (41,521)
                                                                            -------------
    Total investment income                                                 $  5,238,760
                                                                            -------------
  Expenses -
   Management fee                                                           $  3,318,022
   Trustees' compensation                                                         53,020
   Shareholder servicing agent fee (Class A)                                   1,073,238
   Shareholder servicing agent fee (Class B)                                      22,306
   Distribution and service fee (Class A)                                      1,221,225
   Distribution and service fee (Class B)                                        101,393
   Custodian fee                                                                 297,117
   Postage                                                                       125,836
   Printing                                                                       66,634
   Auditing fees                                                                  35,290
   Legal fees                                                                      4,882
   Miscellaneous                                                                 309,608
                                                                            -------------
    Total expenses                                                          $  6,628,571
   Fees paid indirectly                                                         (157,578)
                                                                            -------------
    Net expenses                                                            $  6,470,993
                                                                            -------------
     Net investment loss                                                    $ (1,232,233)
                                                                            -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
   Investment transactions                                                  $ 89,740,771
   Foreign currency transactions                                                  20,931
                                                                            -------------
    Net realized gain on investments and foreign currency transactions      $ 89,761,702
                                                                            -------------
  Change in unrealized appreciation (depreciation) -
   Investments                                                              $ 64,893,347
   Translation of assets and liabilities in foreign currencies                   (54,448)
                                                                            -------------
    Net unrealized gain on investments and foreign currency translation     $ 64,838,899
                                                                            -------------
     Net realized and unrealized gain on investments and foreign
       currency                                                             $154,600,601
                                                                            -------------
      Increase in net assets from operations                                $153,368,368
                                                                            -------------

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

Year Ended December 31,                               1996             1995
 ----------------------------------------------- ----------------  ----------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                    $  (1,232,233)    $   1,360,815
  Net realized gain on investments and foreign
    currency transactions                            89,761,702        93,753,834
  Net unrealized gain on investments and foreign
    currency translation                             64,838,899       100,603,997
                                                 ----------------  ----------------
   Increase in net assets from operations         $ 153,368,368     $ 195,718,646
                                                 ----------------  ----------------
Distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions (Class A)       $ (88,077,143)    $ (90,832,129)
  From net realized gain on investments and
    foreign currency transactions (Class B)          (1,583,683)         (804,857)
                                                 ----------------  ----------------
   Total distributions declared to shareholders   $ (89,660,826)    $ (91,636,986)
                                                 ----------------  ----------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                $ 277,719,578     $ 103,860,834
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                    85,916,601        87,980,013
  Cost of shares reacquired                        (332,657,111)     (160,208,262)
                                                 ----------------  ----------------
   Increase in net assets from Fund share
     transactions                                 $  30,979,068     $  31,632,585
                                                 ----------------  ----------------
    Total increase in net assets                  $  94,686,610     $ 135,714,245
Net assets:
  At beginning of period                            728,140,607       592,426,362
                                                 ----------------  ----------------
  At end of period (including accumulated net
    investment loss and accumulated
    distributions in excess of net investment
    income of $68,680 and $55,622, respectively)  $ 822,827,217     $ 728,140,607
                                                 ----------------  ----------------

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------------------

Year Ended December 31,                                 1996           1995           1994           1993           1992
--------------------------------------------------- -------------- -------------- -------------- -------------- --------------
                                                     Class A
---------------------------------------------------  -------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $  11.94       $  10.17       $  11.56       $  11.17       $  10.75
                                                    -------------- -------------- -------------- -------------- --------------
Income from investment operations# -
 Net investment income (loss)(sec.sign)                $  (0.02)      $   0.03       $   0.02       $   0.07       $   0.15
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions            2.62           3.46          (0.50)          1.73           0.67
                                                    -------------- -------------- -------------- -------------- --------------
  Total from investment operations                     $   2.60       $   3.49       $  (0.48)      $   1.80       $   0.82
                                                    -------------- -------------- -------------- -------------- --------------
Less distributions declared to shareholders -
 From net investment income                            $  --          $  --          $  (0.01)      $  (0.07)      $  (0.14)
 From net realized gain on investments and foreign
  currency transactions                                   (1.57)         (1.72)         (0.83)         (1.32)         (0.26)
 In excess of net investment income                       --             --             (0.02)         (0.02)         --
 In excess of net realized gain on investments and
  foreign currency transactions                           --             --             (0.05)         --             --
                                                    -------------- -------------- -------------- -------------- --------------
  Total distributions declared to shareholders         $  (1.57)      $  (1.72)      $  (0.91)      $  (1.41)      $  (0.40)
                                                    -------------- -------------- -------------- -------------- --------------
Net asset value - end of period                        $  12.97       $  11.94       $  10.17       $  11.56       $  11.17
                                                    -------------- -------------- -------------- -------------- --------------
Total return++                                            21.87%         34.49%         (4.15)%        16.19%         (8.06)%
Ratios (to average net assets)/
  Supplemental data(sec.sign):
 Expenses##                                                0.84%          0.87%          0.86%          0.84%          0.89%
 Net investment income (loss)                             (0.15)%         0.21%          0.21%          0.60%          1.40%
Portfolio turnover                                           65%           100%            78%            79%           102%
Average commission rate###                             $ 0.0438             --             --             --             --
Net assets at end of period (000 omitted)              $807,657       $721,467       $589,260       $709,839       $694,084

  #Per share data for the periods subsequent to December 31, 1992 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
 ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(sec.sign)The distributor did not impose a portion of its distribution fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
            Net investment income                      $  --          $   0.02       $   0.01       $   0.07       $  --
            Ratios (to average net assets):
              Expenses##                                  --              0.97%          0.96%          0.87%         --
              Net investment income                       --              0.11%          0.11%          0.56%         --


--------------------------------------------------------------------------------

Year Ended December 31,                                   1991           1990           1989           1988          1987*
----------------------------------------------------- -------------- -------------- -------------- ----------------------------
                                                      Class A
-----------------------------------------------------  -------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $   9.97       $  10.93       $  10.96       $  10.81       $  13.41
                                                      -------------- -------------- -------------- ----------------------------
Income from investment operations -
 Net investment income                                   $   0.24       $   0.30       $   0.36       $   0.22       $   0.11
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions              1.94          (0.77)          2.74           0.76          (2.13)
                                                      -------------- -------------- -------------- ----------------------------
  Total from investment operations                       $   2.18       $  (0.47)      $   3.10       $   0.98       $  (2.02)
                                                      -------------- -------------- -------------- ----------------------------
Less distributions declared to shareholders -
 From net investment income                              $  (0.18)      $  (0.33)      $  (0.36)      $  (0.19)      $  (0.11)
 From net realized gain on investments and foreign
  currency transactions                                     (1.22)         (0.16)++++     (2.77)         (0.64)         (0.47)
                                                      -------------- -------------- -------------- ----------------------------
  Total distributions declared to shareholders           $  (1.40)      $  (0.49)      $  (3.13)      $  (0.83)      $  (0.58)
                                                      -------------- -------------- -------------- ----------------------------
Net asset value - end of period                          $  10.75       $   9.97       $  10.93       $  10.96       $  10.81
                                                      -------------- -------------- -------------- ----------------------------
Total return++                                               9.29%         (4.57)%        28.23%          8.90%        (20.45)%+
Ratios (to average net assets)/Supplemental data:
 Expenses                                                    0.88%          0.80%          0.77%          0.86%          0.72%+
 Net investment income                                       2.14%          2.91%          2.79%          1.90%          1.08%+
Portfolio turnover                                            131%            89%            83%            68%            40%
Net assets at end of period (000 omitted)                $739,791       $687,847       $805,712       $767,924       $834,359

   *For the nine months ended December 31, 1987.
   +Annualized
  ++Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to March
    1, 1991). If the charge had been included, the results would have been lower.
++++Includes a per share distribution from paid-in capital of $0.0006.

See notes to financial statements

--------------------------------------------------------------------------------

                                                      Year Ended
                                                       March 31,   Year Ended December 31,
                                                 ---------------  -------------------------------------------------------------
                                                            1987            1996           1995            1994          1993**
                                                 ---------------  ----------------------------- --------------- ---------------
                                                         Class A   Class B
                                                 ---------------  -------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $    13.51         $ 11.79         $10.08          $11.53          $12.52
                                                 --------------- ------------------------------ --------------- ---------------
Income from investment operations# -
 Net investment income (loss)                         $     0.17         $ (0.14)        $(0.09)         $(0.08)         $ --
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions             1.20            2.57           3.42           (0.49)           0.36
                                                 --------------- ------------------------------ --------------- ---------------
  Total from investment operations                    $     1.37         $  2.43         $ 3.33          $(0.57)         $ 0.36
                                                 --------------- ------------------------------ --------------- ---------------
Less distributions declared to shareholders -
 From net investment income                           $    (0.17)        $  --           $ --            $ --            $ --
 From net realized gain on investments and
  foreign currency transactions                            (1.30)          (1.49)         (1.62)          (0.83)          (1.32)
 In excess of net investment income                       --                --             --              --             (0.03)
 In excess of net realized gain on investments
  and foreign currency transactions                       --                --             --             (0.05)           --
                                                 --------------- ------------------------------ --------------- ---------------
  Total distributions declared to shareholders        $    (1.47)        $ (1.49)        $(1.62)         $(0.88)         $(1.35)
                                                 --------------- ------------------------------ --------------- ---------------
Net asset value - end of period                       $    13.41         $ 12.73         $11.79          $10.08          $11.53
                                                 --------------- ------------------------------ --------------- ---------------
Total return++                                             11.57%          20.72%         33.20%          (4.96)%          9.29%+

Ratios (to average net assets)/
  Supplemental data:
 Expenses##                                                 0.71%           1.75%          1.81%           1.81%           1.33%+

 Net investment income (loss)                               1.28%          (1.06)%        (0.75)%         (0.70)%            --
Portfolio turnover                                           109%             65%           100%             78%             79%
Average commission rate###                                    --         $0.0438             --              --              --
Net assets at end of period (000 omitted)             $1,090,764         $15,170         $6,673          $3,166          $  805

 **For the period from the commencement of offering of Class B shares, September 7, 1993, to December 31, 1993.
  +Annualized
  #Per share data for the periods subsequent to December 31, 1992 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
 ++Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to March
   1, 1991). If the charge had been included, the results would have been lower.

See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Growth Opportunities Fund (the Fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency- denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1996, $1,425,890 was reclassified from accumulated net realized gain on investments and $1,219,175 and $206,715 were reclassified to accumulated undistributed net investment income and paid-in-capital, respectively, due to differences between book and tax accounting for currency transactions and operating losses. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers both Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.42% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $17,410 for the year ended December 31, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $66,024 for the year ended December 31, 1996, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer who enters into a sales agreement with MFD of up to 0.25% per annum (reduced to 0.15% per annum for assets sold prior to March 1, 1991) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $647,559 for the year ended December 31, 1996. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended December 31, 1996 were 0.16% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,946 for Class B shares for the year ended December 31, 1996. Fees incurred under the distribution plan during the year ended December 31, 1996 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 1996 were $651 and $14,022 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $505,648,600 and $562,613,685, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                     $604,223,639
                                                  ---------------
Gross unrealized appreciation                      $242,343,505
Gross unrealized depreciation                       (26,772,978)
                                                  ---------------
  Net unrealized appreciation                      $215,570,527
                                                  ---------------

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                      Year Ended December 31, 1996     Year Ended December 31, 1995
                     -------------------------------- --------------------------------
                           Shares           Amount          Shares            Amount
 ------------------ --------------- ---------------- ---------------  ----------------
Shares sold            20,081,505     $ 265,741,600      7,715,800     $  96,726,782
Shares issued to
  shareholders in
  reinvestment of
  distributions         6,559,488        84,484,449      7,389,814        87,274,151
Shares reacquired     (24,769,912)     (327,523,302)   (12,623,569)     (155,238,811)
                    --------------- ---------------- ---------------  ----------------
 Net increase           1,871,081     $  22,702,747      2,482,045     $  28,762,122
                    --------------- ---------------- ---------------  ----------------

Class B Shares

                      Year Ended December 31, 1996     Year Ended December 31, 1995
                     -------------------------------- --------------------------------
                           Shares           Amount          Shares            Amount
 ------------------ --------------- ---------------- ---------------  ----------------
Shares sold              901,449      $  11,977,978        604,258     $   7,134,052
Shares issued to
  shareholders in
  reinvestment of
  distributions          113,216          1,432,152         60,477           705,862
Shares reacquired       (388,694)        (5,133,809)      (412,933)       (4,969,451)
                    --------------- ---------------- ---------------  ----------------
 Net increase            625,971      $   8,276,321        251,802     $   2,870,463
                    --------------- ---------------- ---------------  ----------------

(6) Line of Credit

The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended December 31, 1996 was $8,137.

Independent Auditors' Report

To the Trustees and Shareholders of MFS Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Opportunities Fund as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for each of the years in the eleven- year period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statement and financial highlights present fairly, in all material respects, the financial position of MFS Growth Opportunities Fund at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 1997
--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(r) Growth Opportunities Fund

Trustees
A. Keith Brodkin* - Chairman and President
Richard B. Bailey* - Private Investor; Former Chairman and Director (until
 1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company
Peter G. Harwood - Private Investor
J. Atwood Ives - Chairman and Chief Executive Officer, Eastern Enterprises Lawrence T. Perera - Partner, Hemenway & Barnes
William J. Poorvu - Adjunct Professor, Harvard University Graduate School of
 Business Administration
Charles W. Schmidt - Private Investor
Arnold D. Scott* - Senior Executive Vice President, Director and Secretary,
 Massachusetts Financial Services Company
Jeffrey L. Shames* - President and Director, Massachusetts Financial Services
 Company
Elaine R. Smith - Independent Consultant
David B. Stone - Chairman, North American Management Corp. (investment advisers)

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Manager
Paul M. McMahon*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

*Affiliated with the Investment Adviser

Auditors
Deloitte & Touche LLP

Investor Information
For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances and exchanges, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com

                                [graphic box]
[dalbar logo]
For the third year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

[back cover]

MFS(R) Growth
Opportunities
Fund

500 Boylston Street
Boston, MA 02116

[dalbar logo]

[indicia]
Bulk Rate
U.S. Postage
PAID
Permit #55638
Boston, MA

[logo] MFS(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)


(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                          MGO-2/97 60M    16/216

                                     PART C


ITEM 24.          FINANCIAL STATEMENTS AND EXHIBITS


                  (A)    FINANCIAL STATEMENTS INCLUDED IN PART A:
                           For the ten years ended December 31, 1996:
                                    Financial Highlights

                         FINANCIAL STATEMENTS INCLUDED IN PART B:
                           At December 31, 1996:
                                    Portfolio of Investments*
                                    Statement of Assets and Liabilities*

                           For the year ended December 31, 1996:
                                    Statement of Operations*

                           For the two years in the period ended December 31,
                             1996:
                                    Statement of Changes in Net Assets*


--------------------------

* Incorporated herein by reference to the Fund's Annual Report to shareholders dated December 31, 1996 which was filed with the SEC on February 24, 1997.


                  (B)    EXHIBITS

                          1  (a)    Amended and Restated Declaration of
                                    Trust, dated February 17, 1995. (3)


                             (b) Amendment to Declaration of Trust, dated June 20, 1996. (8)

                             (c) Amendment to Declaration of Trust, dated December 19, 1996 to redesignate Class P Shares as Class I Shares; filed herewith.


                          2 Amended and Restated By-Laws, dated December 21, 1994. (3)

                          3         Not Applicable.


                          4         Form of Share Certificate for Classes of
                                    Shares.  (7)


                          5 Investment Advisory Agreement dated July 19, 1985, by and between the Registrant and Massachusetts Financial Services Company.
                                    (6)

                          6  (a)    Distribution Agreement, dated January
                                    1, 1995.  (3)

                             (b)    Dealer Agreement between MFS Fund
                                    Distributors, Inc. ("MFD"), and a dealer
                                    dated December 28, 1994 and the Mutual Fund
                                    Agreement between MFD and a bank or NASD
                                    affiliate, dated December 28, 1994.  (1)

                          7 Retirement Plan for Non-Interested Person Trustees, dated January 1, 1991. (6)

                          8  (a)    Custodian Contract between Registrant and
                                    State Street Bank and Trust Company,
                                    dated April 25, 1988.  (6)

                             (b) Amendment to Custodian Contract, dated April 25, 1988. (6)

                             (c) Amendment to Custodian Agreement, dated October 1, 1989. (6)

                             (d) Amendment to Custodian Agreement, dated September 17, 1991. (6)

                          9  (a)    Shareholder Servicing Agent Agreement
                                    between Registrant and Massachusetts
                                    Financial Service Center, dated August
                                    1, 1985. (6)


                             (b) Amendment to Shareholder Servicing Agent Agreement, dated January 1, 1997, to amend fee schedule; filed herewith.

                             (c)    Exchange Privilege Agreement, dated
                                    September 1, 1993 as amended and restated
                                    through and including January 1, 1997.  (11)

                             (d) Loan Agreement by and among the Banks named therein, the MFS Funds named therein, and The First National Bank of Boston, dated as of February 21, 1995. (2)

                             (e) Master Administrative Services Agreement, dated March 1, 1997. (9)

                             (f) Dividend Disbursing Agency Agreement among MFS Funds and State Street Bank and Trust Company, dated February 1, 1986. (4)

                         10 Consent and Opinion of Counsel filed with the Registrant's Rule 24f-2 Notice on February 26, 1997, for the fiscal year ended December 31, 1996.

                         11 Consent of Deloitte & Touche LLP ; filed herewith.


                         12         Not Applicable.

                         13         Not Applicable.

                         14  (a)    Forms for Individual Retirement Account
                                    Disclosure Statement as currently in
                                    effect.  (5)

                             (b) Forms for MFS 403(b) Custodial Account Agreement as currently in effect. (5)

                             (c) Forms for MFS Prototype Paired Defined Contribution Plans and Fund Agreement as currently in effect. (5)


                         15 Master Distribution Plan pursuant to Rule 2b-1 under the Investment Company
                                    Act of 1940, effective January 1, 1997. (10)


                         16 Schedule for Computation of Performance Quotations - Average Annual Total Rate
                                    of Return, Aggregate Total Rate of Return
                                    and Standardized Yield.  (1)


                         17         Financial Data Schedules; filed herewith.


                         18 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940. (8)

                                    Power of Attorney, dated September 21,
                                    1994. (3)
-----------------------------

 (1) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.

 (2) Incorporated by reference to Amendment No. 8 on Form N-2 for MFS Municipal Income Trust (File No. 811-4841) filed with the SEC via EDGAR on February 28, 1995.

 (3) Incorporated by reference to Registrant's Post-Effective Amendment No. 33 filed with the SEC via EDGAR on April 28, 1995.

 (4) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.

 (5) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.

 (6) Incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the SEC via EDGAR on October 2, 1995.

 (7) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 25 filed with the SEC via EDGAR on August 27, 1996.


 (8) Incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed with the SEC via EDGAR on August 29, 1996.

 (9) Incorporated by reference to MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) Post-Effective Amendment No. 19 filed with the SEC via EDGAR on March 18, 1997.

(10) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 27 filed with the SEC via EDGAR on December 27, 1996.

(11) Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 13 filed with the SEC via EDGAR on February 27, 1997.


ITEM 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

                  Not Applicable.

ITEM 26.          NUMBER OF HOLDERS OF SECURITIES

                        (1)                                    (2)
                 TITLE OF CLASS                      NUMBER OF RECORD HOLDERS


         Class A Shares of Beneficial Interest                 4,215
                 (without par value)                 (as of March 31, 1997)

         Class B Shares of Beneficial Interest                 2,181
                 (without par value)                 (as of March 31, 1997)

         Class I Shares of Beneficial Interest                     2
                 (without par value)                 (as of March 31, 1997)


ITEM 27.          INDEMNIFICATION

                  Reference is hereby made to (a) Article V of Registrant's Amended and Restated Declaration of Trust, incorporated by reference to the Registrant's Post-Effective Amendment No. 33, filed with the SEC on April 28, 1995; (b) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form S-5 and (c) Section 9 of the Shareholder Servicing Agent Agreement, incorporated by reference to the Registrant's Post-Effective Amendment No. 34 filed with the SEC via EDGAR on October 2, 1995.

                  The Trustees and officers of the Registrant and the personnel of the Registrant's Investment adviser are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

ITEM 28           BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                  MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has thirteen series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Aggressive Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Capital Growth Fund, MFS Intermediate Income Fund and MFS Gold & Natural Resources Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS OTC Fund), MFS Series Trust V (which has two series:
MFS Total Return Fund and MFS Research Fund), MFS Series Trust VI (which has three series: MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has four series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth Fund and MFS/Foreign & Colonial International Growth and Income Fund), and MFS Municipal Series Trust (which has 16 series:
MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  MFS also serves as investment adviser of the following no-load, open-end Funds: MFS Institutional Trust ("MFSIT") (which has seven series), MFS Variable Insurance Trust ("MVI") (which has twelve series) and MFS Union Standard Trust ("UST"). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL"), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account. The principal business address of each of the aforementioned funds is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

                  MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Fund (which has six portfolios: MFS American Funds-U.S. Equity Fund, MFS American Funds-U.S. Emerging Growth Fund, MFS American Funds-U.S. High Yield Bond Fund, MFS American Funds - U.S. Dollar Reserve Fund, MFS American Funds-Charter Income Fund and MFS American Funds-U.S. Research Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

                  MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Government Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund and MFS Emerging Markets Debt Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

                  MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

                  MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI, UST and MFSIT.

                  Clarendon Insurance Agency, Inc. ("CIAI"), a wholly owned subsidiary of MFS, serves as distributor for certain life insurance and annuity contracts issued by Sun Life Assurance Company of Canada (U.S.).

                  MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT, MVI and UST.

                  MFS Institutional Advisors, Inc. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

                  MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

                  MFS

                  The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, Donald A. Stewart and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President, Mr. Scott is a Senior Executive Vice President and Secretary, Bruce C. Avery, William S. Harris, William W. Scott, Jr., and Patricia A. Zlotin are Executive Vice Presidents, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

                  MASSACHUSETTS INVESTORS TRUST
                  MASSACHUSETTS INVESTORS GROWTH STOCK FUND
                  MFS GROWTH OPPORTUNITIES FUND
                  MFS GOVERNMENT SECURITIES FUND
                  MFS SERIES TRUST I
                  MFS SERIES TRUST V
                  MFS SERIES TRUST VI
                  MFS SERIES TRUST X
                  MFS GOVERNMENT LIMITED MATURITY FUND

                  A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

                  MFS SERIES TRUST II

                  A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS GOVERNMENT MARKETS INCOME TRUST
                  MFS INTERMEDIATE INCOME TRUST

                  A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SERIES TRUST III

                  A. Keith Brodkin is the Chairman and President, James T. Swanson, Robert J. Manning, Cynthia M. Brown and Joan S. Batchelder, Senior Vice Presidents of MFS, Bernard Scozzafava, Vice President of MFS, and Matthew Fontaine, Assistant Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan, Assistant Vice President of MFS, and Daniel E. McManus, Vice President of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SERIES TRUST IV
                  MFS SERIES TRUST IX

                  A. Keith Brodkin is the Chairman and President, Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SERIES TRUST VII

                  A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SERIES TRUST VIII

                  A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Leslie J. Nanberg, Patricia A. Zlotin, James T. Swanson and John D. Laupheimer, Jr., Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS MUNICIPAL SERIES TRUST

                  A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert A. Dennis are Vice Presidents, David B. Smith, Geoffrey L. Schechter and David R. King, Vice Presidents of MFS, are Vice Presidents, Daniel
E. McManus, Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS VARIABLE INSURANCE TRUST
                  MFS UNION STANDARD TRUST
                  MFS INSTITUTIONAL TRUST

                  A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS MUNICIPAL INCOME TRUST

                  A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS MULTIMARKET INCOME TRUST
                  MFS CHARTER INCOME TRUST

                  A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SPECIAL VALUE TRUST

                  A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS/SUN LIFE SERIES TRUST

                  John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MONEY MARKET VARIABLE ACCOUNT
                  HIGH YIELD VARIABLE ACCOUNT
                  CAPITAL APPRECIATION VARIABLE ACCOUNT
                  GOVERNMENT SECURITIES VARIABLE ACCOUNT
                  TOTAL RETURN VARIABLE ACCOUNT
                  WORLD GOVERNMENTS VARIABLE ACCOUNT
                  MANAGED SECTORS VARIABLE ACCOUNT

                  John D. McNeil is the Chairman, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr., is the Assistant Secretary.

                  MIL

                  A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott and Jeffrey L. Shames are Directors, Ziad Malek, Senior Vice President of MFS, is the President, Thomas J. Cashman, Jr., a Senior Vice President of MFS, is a Senior Vice President, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, James R. Bordewick, Jr. is a Director, Vice President and an Assistant Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Senior Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

                  MIL-UK

                  A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott, Jeffrey L. Shames, and James R. Bordewick, Jr., are Directors, Stephen E. Cavan is a Director and the Secretary, Ziad Malek is the President, James E. Russell is the Treasurer, and Robert T. Burns is the Assistant Secretary.

                  MIL FUNDS

                  A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary, and Ziad Malek is a Senior Vice President.

                  MFS MERIDIAN FUNDS

                  A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr., is the Assistant Secretary, James O. Yost is the Assistant Treasurer, and Ziad Malek is a Senior Vice President.

                  MFD

                  A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

                  CIAI

                  A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Cynthia Orcott is President, Bruce C. Avery is the Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

                  MFSC

                  A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President of MFS, is Vice Chairman and a Director, Janet A. Clifford is the Executive Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

                  MFSI

                  A. Keith Brodkin is the Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, George F. Bennett, Carol A. Corley, John A. Gee, Brianne Grady and Kevin R. Parke are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

                  RSI

                  William W. Scott, Jr. and Bruce C. Avery are Directors, Arnold
D. Scott is the Chairman and a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary and Sharon A. Brovelli and Martin E. Beaulieu are Senior Vice Presidents.

                  In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

                  A. Keith Brodkin              Director, Sun Life Assurance
                                                  Company of Canada (U.S.), One
                                                  Sun Life Executive Park,
                                                  Wellesley Hills, Massachusetts

                                                Director, Sun Life Insurance and
                                                  Annuity Company of New York,
                                                  67 Broad Street, New York, New
                                                  York

                  Donald A. Stewart             President and a Director, Sun
                                                  Life Assurance Company of
                                                  Canada, Sun Life Centre, 150
                                                  King Street West, Toronto,
                                                  Ontario, Canada (Mr. Stewart
                                                  is also an officer and/or
                                                  Director of various
                                                  subsidiaries and affiliates of
                                                  Sun Life)

                  John D. McNeil                Chairman, Sun Life Assurance
                                                  Company of Canada, Sun Life
                                                  Centre, 150 King Street West,
                                                  Toronto, Ontario, Canada (Mr.
                                                  McNeil is also an officer
                                                  and/or Director of various
                                                  subsidiaries and affiliates of
                                                  Sun Life)

                  Joseph W. Dello Russo         Director of Mutual Fund
                                                  Operations, The Boston
                                                  Company, Exchange Place,
                                                  Boston, Massachusetts (until
                                                  August, 1994)

ITEM 29.          DISTRIBUTORS

                  (a)    Reference is hereby made to Item 28 above.

                  (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

                  (c)    Not applicable.

ITEM 30.          LOCATION OF ACCOUNTS AND RECORDS

                    The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                       NAME                               ADDRESS
                       ----                               -------
         Massachusetts Financial Services             500 Boylston Street
           (investment adviser)                       Boston, Mass.  02116

         MFS Fund Distributors, Inc.                  500 Boylston Street
           (principal underwriter)                    Boston, Mass.  02116

         State Street Bank and                        State Street South
           Trust Company                              5 - West
           (custodian)                                North Quincy, Mass.  02171

         MFS Service Center, Inc.                     500 Boylston Street
           (transfer agent)                           Boston, Mass.  02116

ITEM 31.          MANAGEMENT SERVICES

                    Not Applicable.

ITEM 32.          UNDERTAKINGS

                    (a)  Not Applicable.

                    (b)  Not Applicable.

                  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

                  (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 29th day of April, 1997.

                                   MFS GROWTH OPPORTUNITIES FUND

                                   By:      JAMES R. BORDEWICK, JR.
                                   Name:    James R. Bordewick, Jr.
                                   Title:   Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 1997.

             SIGNATURE                           TITLE
             ---------                           -----
                                   Chairman, President (Principal
A. KEITH BRODKIN*                    Executive Officer) and Trustee
----------------------------
A. Keith Brodkin

                                   Treasurer (Principal Financial Officer
W. THOMAS LONDON*                   and Principal Accounting Officer)
----------------------------
W. Thomas London


RICHARD B. BAILEY*                 Trustee
----------------------------
Richard B. Bailey


PETER G. HARWOOD*                  Trustee
----------------------------
Peter G. Harwood


J. ATWOOD IVES*                    Trustee
----------------------------
J. Atwood Ives

LAWRENCE T. PERERA*                Trustee
----------------------------
Lawrence T. Perera


WILLIAM J. POORVU*                 Trustee
----------------------------
William J. Poorvu


CHARLES W. SCHMIDT*                Trustee
----------------------------
Charles W. Schmidt


ARNOLD D. SCOTT*                   Trustee
----------------------------
Arnold D. Scott


JEFFREY L. SHAMES*                 Trustee
----------------------------
Jeffrey L. Shames


ELAINE R. SMITH*                   Trustee
----------------------------
Elaine R. Smith


DAVID B. STONE*                    Trustee
----------------------------
David B. Stone

                                   *By:     JAMES R. BORDEWICK, JR.
                                   Name:    James R. Bordewick, Jr.
                                             as Attorney-in-fact

                                   Executed by James R. Bordewick, Jr. on behalf of those indicated pursuant to a Power of Attorney dated September 21, 1994, incorporated by reference to the Registrant's Post-Effective Amendment No. 33 filed with the Securities and Exchange Commission via EDGAR on April 28, 1995.

                                INDEX TO EXHIBITS

EXHIBIT NO.                        DESCRIPTION OF EXHIBIT             PAGE NO.

      1    (c)          Amendment to Declaration of Trust, dated
                        December 19, 1996.

      9    (b)          Amendment to Shareholder Servicing Agent
                        Agreement to amend fee schedule.

     11                 Consent of Deloitte & Touche LLP.


     17                 Financial Data Schedules.